                                                                 EXHIBIT 10.3
                            MASTER SERVICES CONTRACT

                                 BY AND BETWEEN


                                  CONOCO INC.
                                   (COMPANY)

                                      AND

                           TRANSTEXAS GAS CORPORATION
                                  (CONTRACTOR)





                       DATED AND EFFECTIVE MAY 30, 1997





       THIS CONTRACT CONTAINS ARBITRATION AND INDEMNIFICATION PROVISIONS.



Certain portions of this document have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                            MASTER SERVICES CONTRACT

                               TABLE OF CONTENTS


MASTER SERVICES CONTRACT

ARTICLE 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.1     Affiliate  . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ---------
                 Parent . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ------
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ----------
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ------
         1.2     Arbitration Procedures . . . . . . . . . . . . . . . . . .    1
                 ----------------------
         1.3     CMB  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ---
         1.4     Company  . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 -------
         1.5     Company Representative . . . . . . . . . . . . . . . . . .    1
                 ----------------------
         1.6     Completion Date  . . . . . . . . . . . . . . . . . . . . .    1
                 ---------------
         1.7     Contractor . . . . . . . . . . . . . . . . . . . . . . . .    1
                 ----------
         1.8     Contractor Representative  . . . . . . . . . . . . . . . .    2
                 -------------------------
         1.9     Depreciated Value  . . . . . . . . . . . . . . . . . . . .    2
                 -----------------
         1.10    Designee . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 --------
         1.11    Effective Date . . . . . . . . . . . . . . . . . . . . . .    2
                 --------------
         1.12    Master Contract  . . . . . . . . . . . . . . . . . . . . .    2
                 ---------------
         1.13    Offshore . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 --------
         1.14    Party  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 -----
                 Parties  . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 -------
         1.15    Price List(s)  . . . . . . . . . . . . . . . . . . . . . .    2
                 -------------
         1.16    Primary Term . . . . . . . . . . . . . . . . . . . . . . .    2
                 ------------
         1.17    Rate Revision Date . . . . . . . . . . . . . . . . . . . .    2
                 ------------------
         1.18    Services . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 --------

ARTICLE 2.  THE MASTER CONTRACT . . . . . . . . . . . . . . . . . . . . . .    2
         2.1     Application to All Services  . . . . . . . . . . . . . . .    2
                 ---------------------------
         2.2     Exhibits and Conflicts . . . . . . . . . . . . . . . . . .    4
                 ----------------------

ARTICLE 3.  REQUESTS FOR SERVICES . . . . . . . . . . . . . . . . . . . . .    4
         3.1     Requested and Approved Services  . . . . . . . . . . . . .    4
                 -------------------------------
         3.2     Contractor's Warranty and Scope  . . . . . . . . . . . . .    5
                 -------------------------------

ARTICLE 4.  TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         4.1     Term . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 ----
         4.2     Early Termination  . . . . . . . . . . . . . . . . . . . .    5
                 -----------------
         4.3     Termination for Convenience  . . . . . . . . . . . . . . .    5
                 ---------------------------
         4.4     Termination for Cause  . . . . . . . . . . . . . . . . . .    5
                 ---------------------
         4.5     Termination by Either Party  . . . . . . . . . . . . . . .    6
                 ---------------------------



Master Services Contract                                                  Page i
Table of Contents                                                   CONFIDENTIAL

         4.6     Surviving Obligations  . . . . . . . . . . . . . . . . . .    6
                 ---------------------

ARTICLE 5.  NOTICES AND COMPANY REPRESENTATIVE  . . . . . . . . . . . . . .    6
         5.1     Notices  . . . . . . . . . . . . . . . . . . . . . . . . .    6
                 -------
         5.2     Company Representative and Work Site Designee  . . . . . .    6
                 ---------------------------------------------
         5.3     Contractor Representative  . . . . . . . . . . . . . . . .    6
                 -------------------------
         5.4     Addresses  . . . . . . . . . . . . . . . . . . . . . . . .    6
                 ---------

ARTICLE 6.  GOVERNING LAW AND ARBITRATION . . . . . . . . . . . . . . . . .    7
         6.1     Governing Law and Arbitration  . . . . . . . . . . . . . .    7
                 -----------------------------

ARTICLE 7.  ASSIGNMENT OF MASTER CONTRACT . . . . . . . . . . . . . . . . .    7
         7.1     Assignment . . . . . . . . . . . . . . . . . . . . . . . .    7
                 ----------

ARTICLE 8.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .    8
         8.1     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . .    8
                 -------------

EXHIBIT A - -    GENERAL TERMS AND CONDITIONS

ARTICLE 1.  THE SERVICES  . . . . . . . . . . . . . . . . . . . . . . . .    A-1
         1.1     The Services . . . . . . . . . . . . . . . . . . . . . .    A-1
                 ------------
         1.2     Standards of Workmanship . . . . . . . . . . . . . . . .    A-2
                 ------------------------
         1.3     Recommendations and Interpretations  . . . . . . . . . .    A-2
                 -----------------------------------
         1.4     Control of the Services  . . . . . . . . . . . . . . . .    A-2
                 -----------------------

ARTICLE 2.  COMPANY PRODUCTS  . . . . . . . . . . . . . . . . . . . . . .    A-2
         2.1     Company Products . . . . . . . . . . . . . . . . . . . .    A-2
                 ----------------

ARTICLE 3.  COMPENSATION; INVOICES AND PAYMENT  . . . . . . . . . . . . .    A-2
         3.1     Pricing for Services . . . . . . . . . . . . . . . . . .    A-2
                 --------------------
                 (a)      Compensation For Lump Sum Or Fixed Rate Quoted
                          ----------------------------------------------
                          Services  . . . . . . . . . . . . . . . . . . .    A-2
                          --------
                 (b)      General Pricing For Services  . . . . . . . . .    A-2
                          ----------------------------
         3.2     Invoices . . . . . . . . . . . . . . . . . . . . . . . .    A-3
                 --------
         3.3     Assignment of Invoices . . . . . . . . . . . . . . . . .    A-3
                 ----------------------
         3.4     Payment  . . . . . . . . . . . . . . . . . . . . . . . .    A-3
                 -------
         3.5     Disputes . . . . . . . . . . . . . . . . . . . . . . . .    A-3
                 --------
         3.6     Competitive Prices . . . . . . . . . . . . . . . . . . .    A-4
                 ------------------
         3.7     Liens  . . . . . . . . . . . . . . . . . . . . . . . . .    A-4
                 -----
         3.8     Retainage and Offset . . . . . . . . . . . . . . . . . .    A-4
                 --------------------
         3.9     Electronic Commerce  . . . . . . . . . . . . . . . . . .    A-5
                 -------------------
         3.10    Interest . . . . . . . . . . . . . . . . . . . . . . . .    A-5
                 --------

ARTICLE 4.  COMMENCEMENT AND COMPLETION OF SERVICES . . . . . . . . . . .    A-5
         4.1     Commencement and Completion  . . . . . . . . . . . . . .    A-5
                 ---------------------------





Master Services Contract                                                 Page ii
Table of Contents                                                   CONFIDENTIAL

ARTICLE 5.  SUSPENSION AND TERMINATION OF SERVICES  . . . . . . . . . . .    A-5
         5.1     Suspension and Termination . . . . . . . . . . . . . . .    A-5
                 --------------------------

ARTICLE 6.  TEMPORARY SUSPENSION OF THE SERVICES  . . . . . . . . . . . .    A-6
         6.1     Suspension at Company's Option . . . . . . . . . . . . .    A-6
                 ------------------------------
         6.2     Suspension for Cause . . . . . . . . . . . . . . . . . .    A-6
                 --------------------
         6.3     Extent of Suspension . . . . . . . . . . . . . . . . . .    A-6
                 --------------------
         6.4     Resumption of the Services . . . . . . . . . . . . . . .    A-6
                 --------------------------
         6.5     Maintenance During Suspension  . . . . . . . . . . . . .    A-6
                 -----------------------------

ARTICLE 7.  CONTRACTOR REGISTRATION NUMBERS . . . . . . . . . . . . . . .    A-6
         7.1     Contractor Registration  . . . . . . . . . . . . . . . .    A-6
                 -----------------------

ARTICLE 8.  CONTRACTOR'S RESPONSIBILITIES . . . . . . . . . . . . . . . .    A-6
         8.1     Operations . . . . . . . . . . . . . . . . . . . . . . .    A-6
                 ----------
         8.2     Contractor Employees - Security  . . . . . . . . . . . .    A-7
                 -------------------------------
         8.3     Contractor Employees - Experience and Training . . . . .    A-7
                 ----------------------------------------------
         8.4     Protection of Material and Work  . . . . . . . . . . . .    A-7
                 -------------------------------
         8.5     Incident Reporting . . . . . . . . . . . . . . . . . . .    A-7
                 ------------------
         8.6     Changes and Extra Work . . . . . . . . . . . . . . . . .    A-7
                 ----------------------
         8.7     Permits and Licenses . . . . . . . . . . . . . . . . . .    A-8
                 --------------------
         8.8     Disposal of Company Property . . . . . . . . . . . . . .    A-8
                 ----------------------------
         8.9     Work Hours . . . . . . . . . . . . . . . . . . . . . . .    A-8
                 ----------
         8.10    Restocking Charges . . . . . . . . . . . . . . . . . . .    A-8
                 ------------------
         8.11    Transportation and Handling of Equipment/Material  . . .    A-8
                 -------------------------------------------------
         8.12    Third Party Purchases, Rentals, Equipment Inspection
                 ----------------------------------------------------
                 and Equipment Repairs  . . . . . . . . . . . . . . . . .    A-8
                 ---------------------

ARTICLE 9.  WARRANTY/INSPECTION . . . . . . . . . . . . . . . . . . . . .    A-9
         9.1     Warranty . . . . . . . . . . . . . . . . . . . . . . . .    A-9
                 --------
         9.2     Inspection . . . . . . . . . . . . . . . . . . . . . . .    A-9
                 ----------

ARTICLE 10.  INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . .    A-9
         10.1    Contractor's Insurance . . . . . . . . . . . . . . . . .    A-9
                 ----------------------
                 (a)      Worker's Compensation . . . . . . . . . . . . .    A-9
                          ---------------------
                 (b)      Employer's Liability  . . . . . . . . . . . . .   A-10
                          --------------------
                 (c)      Commercial General Liability  . . . . . . . . .   A-10
                          ----------------------------
                 (d)      Automobile Liability  . . . . . . . . . . . . .   A-10
                          --------------------
                 (e)      Aircraft  . . . . . . . . . . . . . . . . . . .   A-10
                          --------
                 (f)      Marine  . . . . . . . . . . . . . . . . . . . .   A-10
                          ------
         10.2    Asbestos Abatement . . . . . . . . . . . . . . . . . . .   A-10
                 ------------------
         10.3    Contractor's Obligations . . . . . . . . . . . . . . . .   A-10
                 ------------------------
         10.4    Certificates of Insurance and Premiums . . . . . . . . .   A-10
                 --------------------------------------
         10.5    Waiver of Subrogation/Additional Insured . . . . . . . .   A-11
                 ----------------------------------------
         10.6    Subcontractor Insurance Requirements . . . . . . . . . .   A-11
                 ------------------------------------





Master Services Contract                                                Page iii
Table of Contents                                                   CONFIDENTIAL

         10.7    Texas Oilfield Anti-Indemnity Statute  . . . . . . . . .   A-11
                 -------------------------------------

ARTICLE 11.  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . .   A-11
         11.1    Application of Indemnities . . . . . . . . . . . . . . .   A-11
                 --------------------------
         11.2    Indemnified Party  . . . . . . . . . . . . . . . . . . .   A-12
                 -----------------
         11.3    General Indemnification  . . . . . . . . . . . . . . . .   A-12
                 -----------------------
         11.4    Employees of Company . . . . . . . . . . . . . . . . . .   A-12
                 --------------------
         11.5    Employees of Contractor  . . . . . . . . . . . . . . . .   A-12
                 -----------------------
         11.6    Property of Company  . . . . . . . . . . . . . . . . . .   A-12
                 -------------------
         11.7    Property of Contractor . . . . . . . . . . . . . . . . .   A-13
                 ----------------------
         11.8    Pollution  . . . . . . . . . . . . . . . . . . . . . . .   A-13
                 ---------
         11.9    Uninsured Subsurface Equipment of Contractor . . . . . .   A-13
                 --------------------------------------------
         11.10   Formation or Reservoir Damage  . . . . . . . . . . . . .   A-13
                 -----------------------------
         11.11   Loss of Hole . . . . . . . . . . . . . . . . . . . . . .   A-13
                 ------------
         11.12   Blowout  . . . . . . . . . . . . . . . . . . . . . . . .   A-14
                 -------
         11.13   Defense  . . . . . . . . . . . . . . . . . . . . . . . .   A-14
                 -------
         11.14   Subcontractors . . . . . . . . . . . . . . . . . . . . .   A-14
                 --------------
         11.15   Proprietary Rights and Intellectual Property . . . . . .   A-14
                 --------------------------------------------
         11.16   No Consequential or Punitive Damages . . . . . . . . . .   A-14
                 ------------------------------------
         11.17   Legal Fees and Expenses  . . . . . . . . . . . . . . . .   A-15
                 -----------------------
         11.18   Liability Limitations  . . . . . . . . . . . . . . . . .   A-15
                 ---------------------

ARTICLE 12.  TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-15
         12.1    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . .   A-15
                 -----

ARTICLE 13.  COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . .   A-15
         13.1    Laws and Regulations . . . . . . . . . . . . . . . . . .   A-15
                 --------------------

ARTICLE 14.  ETHICS AND CONFLICTS OF INTEREST/AUDITS  . . . . . . . . . .   A-16
         14.1    Ethics and Conflicts of Interest . . . . . . . . . . . .   A-16
                 --------------------------------
         14.2    Audits . . . . . . . . . . . . . . . . . . . . . . . . .   A-16
                 ------

ARTICLE 15.  GOVERNING LAW, MEDIATION, AND ARBITRATION  . . . . . . . . .   A-17
         15.1    Governing Law  . . . . . . . . . . . . . . . . . . . . .   A-17
                 -------------
         15.2    Mediation and Arbitration  . . . . . . . . . . . . . . .   A-17
                 -------------------------

ARTICLE 16.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .   A-17
         16.1    Independent Contractor . . . . . . . . . . . . . . . . .   A-17
                 ----------------------
         16.2    Subcontracting . . . . . . . . . . . . . . . . . . . . .   A-18
                 --------------
         16.3    Confidentiality  . . . . . . . . . . . . . . . . . . . .   A-18
                 ---------------
         16.4    Inventions . . . . . . . . . . . . . . . . . . . . . . .   A-18
                 ----------
         16.5    Nondisclosure and Publicity  . . . . . . . . . . . . . .   A-18
                 ---------------------------
         16.6    Force Majeure  . . . . . . . . . . . . . . . . . . . . .   A-19
                 -------------
         16.7    Subcontractor Obligations  . . . . . . . . . . . . . . .   A-19
                 -------------------------
         16.8    Minority Business Utilization  . . . . . . . . . . . . .   A-19
                 -----------------------------





Master Services Contract                                                 Page iv
Table of Contents                                                   CONFIDENTIAL

         16.9    Severability . . . . . . . . . . . . . . . . . . . . . .   A-19
                 ------------
         16.10   Waiver . . . . . . . . . . . . . . . . . . . . . . . . .   A-19
                 ------
         16.11   Headings . . . . . . . . . . . . . . . . . . . . . . . .   A-19
                 --------
         16.12   Entire Contract and Contract Modification  . . . . . . .   A-20
                 -----------------------------------------
         16.13   Relationship . . . . . . . . . . . . . . . . . . . . . .   A-20
                 ------------
         16.14   No Rights Given to Third Parties . . . . . . . . . . . .   A-20
                 --------------------------------
         16.15   Other Third Party Services . . . . . . . . . . . . . . .   A-20
                 --------------------------
         16.16   Execution in Counterparts  . . . . . . . . . . . . . . .   A-20
                 -------------------------

EXHIBIT B - -    SCOPE OF SERVICES

ARTICLE 1.  SCOPE OF SERVICES . . . . . . . . . . . . . . . . . . . . . .    B-1

ARTICLE 2.  THE SERVICES  . . . . . . . . . . . . . . . . . . . . . . . .    B-1

ARTICLE 3.  CALL OUT  . . . . . . . . . . . . . . . . . . . . . . . . . .    B-3
         3.0     Contractor's Response to Company's Request for
                 ----------------------------------------------
                 Services . . . . . . . . . . . . . . . . . . . . . . . .    B-3
                 --------
         3.02    Scheduling . . . . . . . . . . . . . . . . . . . . . . .    B-3
                 ----------
         3.03    Request for Services - Call Out  . . . . . . . . . . . .    B-3
                 -------------------------------

ARTICLE 4.  CONTRACT MANAGEMENT BOARD . . . . . . . . . . . . . . . . . .    B-3
         4.01    Contract Management Board Purpose  . . . . . . . . . . .    B-3
                 ---------------------------------
         4.02    CMB Membership . . . . . . . . . . . . . . . . . . . . .    B-4
                 --------------
         4.03    Conflict Resolution Process  . . . . . . . . . . . . . .    B-4
                 ---------------------------

ARTICLE 5.  CONTRACTOR'S 1997 CAPACITY  . . . . . . . . . . . . . . . . .    B-4
         5.01    Available Equipment and Crews  . . . . . . . . . . . . .    B-4
                 -----------------------------

Exhibits:        B-2.01 -- BOP & Nipple Up
                 B-2.02 -- Casing & Laydown
                 B-2.03 -- Coiled Tubing
                 B-2.04 -- Contract Drilling
                 B-2.05 -- Contract Personnel
                 B-2.06 -- Directional Drilling
                 B-2.07 -- Equipment Rental
                 B-2.08 -- Fast Line
                 B-2.09 -- Fishing Equipment
                 B-2.10 -- Mud / Fluids
                 B-2.11 -- Pipeline Construction
                 B-2.12 -- Pumping
                 B-2.13 -- Site Construction
                 B-2.14 -- Snubbing
                 B-2.15 -- Trucking
                 B-2.16 -- Tubular Inspection
                 B-2.17 -- Welding





Master Services Contract                                                  Page v
Table of Contents                                                   CONFIDENTIAL

                 B-2.18 -- Well Test / Flowback
                 B-2.19 -- Wireline-Electric
                 B-2.20 -- Wireline-Slick
                 B-2.21 -- Workover





Master Services Contract                                                 Page vi
Table of Contents                                                   CONFIDENTIAL

EXHIBIT C - -    PRICING AND COMPENSATION

ARTICLE 1.  PRICES  . . . . . . . . . . . . . . . . . . . . . . . . . . .    C-1

ARTICLE 2.  PROCEDURE FOR REVIEW OF PRICE LIST  . . . . . . . . . . . . .    C-4

ARTICLE 3.  COMPETITIVE PRICING OR VALUE ADDED SERVICE  . . . . . . . . .    C-4
         3.01    Competitive Bid Tender . . . . . . . . . . . . . . . . .    C-4
                 ----------------------
         3.02    Historical Costs . . . . . . . . . . . . . . . . . . . .    C-4
                 ----------------
         3.03    Agreed Price . . . . . . . . . . . . . . . . . . . . . .    C-5
                 ------------
         3.04    Mediation and Arbitration  . . . . . . . . . . . . . . .    C-5
                 -------------------------

ARTICLE 4.  THIRD PARTY ITEMS PURCHASED BY CONTRACTOR . . . . . . . . . .    C-5
         4.01    Third Party Items  . . . . . . . . . . . . . . . . . . .    C-5
                 -----------------

Exhibits:        C-1.01 -- Price List for BOP & Nipple Up
                 C-1.02 -- Price List for Casing & Laydown
                 C-1.03 -- Price List for Coiled Tubing
                 C-1.04 -- Price List for Contract Drilling
                 C-1.05 -- Price List for Contract Personnel
                 C-1.06 -- Price List for Directional Drilling
                 C-1.07 -- Price List for Equipment Rental
                 C-1.08 -- Price List for Fast Line
                 C-1.09 -- Price List for Fishing Equipment
                 C-1.10 -- Price List for Mud / Fluids
                 C-1.11 -- Price List for Pipeline Construction
                 C-1.12 -- Price List for Pumping
                 C-1.13 -- Price List for Site Construction
                 C-1.14 -- Price List for Snubbing
                 C-1.15 -- Price List for Trucking
                 C-1.16 -- Price List for Tubular Inspection
                 C-1.17 -- Price List for Welding
                 C-1.18 -- Price List for Well Test / Flowback
                 C-1.19 -- Price List for Wireline-Electric
                 C-1.20 -- Price List for Wireline-Slick
                 C-1.21 -- Price List for Workover

EXHIBIT D - -    FORM OF REQUEST FOR SERVICES

EXHIBIT E - -    SAFETY, OCCUPATIONAL HEALTH AND ENVIRONMENTAL STANDARDS AND
                 SPECIFICATIONS

ARTICLE 1.  SAFETY, HEALTH, AND ENVIRONMENTAL . . . . . . . . . . . . . .    E-1
         1.1     Laws, Regulations and Procedures . . . . . . . . . . . .    E-1
                 --------------------------------
         1.2     Prohibited Items, Substances, and Substance Abuse  . . .    E-1
                 -------------------------------------------------





Master Services Contract                                                Page vii
Table of Contents                                                   CONFIDENTIAL

         1.3     Environmental  . . . . . . . . . . . . . . . . . . . . .    E-2
                 -------------
         1.4     Noncompliance  . . . . . . . . . . . . . . . . . . . . .    E-3
                 -------------

ARTICLE 2.  COMPANY'S SAFETY MANUAL . . . . . . . . . . . . . . . . . . .    E-4
         2.01    Safety . . . . . . . . . . . . . . . . . . . . . . . . .    E-4
                 ------
         2.02    Protective Clothing  . . . . . . . . . . . . . . . . . .    E-4
                 -------------------
         2.03    Company's Safety Manual  . . . . . . . . . . . . . . . .    E-4
                 -----------------------

Exhibit:         E-2.03 -- EPNA Safety Manual

EXHIBIT F - -    ELECTRONIC DATA INTERCHANGE AGREEMENT

Appendices:      F-1 -- Standards and Guidelines
                 F-2 -- Electronic Funds Transfers

EXHIBIT G - -    ARBITRATION PROCEDURES

ARTICLE 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .    G-1

ARTICLE 2.  AGREEMENT TO ARBITRATE  . . . . . . . . . . . . . . . . . . .    G-2
         2.1     Arbitrable Disputes  . . . . . . . . . . . . . . . . . .    G-2
                 -------------------
         2.2     Non-Arbitrable Disputes  . . . . . . . . . . . . . . . .    G-2
                 -----------------------
         2.3     Governing Rules  . . . . . . . . . . . . . . . . . . . .    G-2
                 ---------------
         2.4     Location of Arbitration Proceedings  . . . . . . . . . .    G-2
                 -----------------------------------
         2.5     Arbitration Binding  . . . . . . . . . . . . . . . . . .    G-2
                 -------------------
         2.6     Violation  . . . . . . . . . . . . . . . . . . . . . . .    G-2
                 ---------
         2.7     Interim Measures . . . . . . . . . . . . . . . . . . . .    G-3
                 ----------------

ARTICLE 3.  LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . .    G-3
         3.1     Tolling of Limitations . . . . . . . . . . . . . . . . .    G-3
                 ----------------------

ARTICLE 4.  ARBITRATION PROCESS . . . . . . . . . . . . . . . . . . . . .    G-3
         4.1     Arbitration  . . . . . . . . . . . . . . . . . . . . . .    G-3
                 -----------
         4.2     Selection of Arbitrator(s) . . . . . . . . . . . . . . .    G-3
                 --------------------------
         4.3     Qualification of Arbitrators . . . . . . . . . . . . . .    G-4
                 ----------------------------

ARTICLE 5.  PROCEEDINGS INVOLVING RELATED PARTIES . . . . . . . . . . . .    G-4
         5.1     Joint Action . . . . . . . . . . . . . . . . . . . . . .    G-4
                 ------------

ARTICLE 6.  POWERS OF ARBITRATORS . . . . . . . . . . . . . . . . . . . .    G-4
         6.1     Powers . . . . . . . . . . . . . . . . . . . . . . . . .    G-4
                 ------
         6.2     Limitation on Powers . . . . . . . . . . . . . . . . . .    G-5
                 --------------------

ARTICLE 7.  AWARD . . . . . . . . . . . . . . . . . . . . . . . . . . . .    G-5
         7.1     Findings . . . . . . . . . . . . . . . . . . . . . . . .    G-5
                 --------





Master Services Contract                                               Page viii
Table of Contents                                                   CONFIDENTIAL

         7.2     Applicable Law . . . . . . . . . . . . . . . . . . . . .    G-5
                 --------------
         7.3     Binding  . . . . . . . . . . . . . . . . . . . . . . . .    G-5
                 -------
         7.4     Enforcement  . . . . . . . . . . . . . . . . . . . . . .    G-5
                 -----------

ARTICLE 8.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .    G-6
         8.1     Notice . . . . . . . . . . . . . . . . . . . . . . . . .    G-6
                 ------
         8.2     Confidentiality  . . . . . . . . . . . . . . . . . . . .    G-6
                 ---------------

Exhibit:         G-1 -- CPR Non-Administered Arbitration Rules & Commentary





Master Services Contract                                                 Page ix
Table of Contents                                                   CONFIDENTIAL

                            MASTER SERVICES CONTRACT


THIS MASTER SERVICES CONTRACT ("Master Contract"), dated and effective the 30th day of May, 1997 ("Effective Date"), is between CONOCO INC., a Delaware corporation whose address is 600 N. Dairy Ashford, Houston, Texas 77079 ("Company"), on one hand, and TRANSTEXAS GAS CORPORATION, a Delaware corporation whose address is 1300 North Sam Houston Parkway E., Suite 310, Houston, Texas 77032-2949 ("Contractor"), on the other.

In consideration of the mutual covenants and agreements hereinafter set forth, Company and Contractor hereby agree as follows:

ARTICLE 1.     DEFINITIONS

In this Master Contract, the following terms shall have the following meanings:

         1.1 "Affiliate" means a Person which owns a Party, is owned by a Party, or is owned by a Person which owns a Party. A Person which owns a Party is a "Parent" of that Party, and a Person which is owned by a Party is a "Subsidiary" of that Party. Ownership means the ownership directly or indirectly, through one or more intermediaries, of fifty percent (50%) or more of the shares or voting rights in a company, partnership or legal entity. "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, excluding a government or political subdivision or an agency thereof.

         1.2 "Arbitration Procedures" shall be as defined in Section 15.2 of Exhibit A.

         1.3   "CMB" shall be as defined in Section 4.01 of Exhibit B.

         1.4 "Company" means Conoco Inc., a Delaware corporation, its Affiliates, and any successor or assignee of Company of its and their rights and obligations under this Master Contract. In those instances where Services are requested of Contractor by an Affiliate of Conoco Inc., then the reference to Company in this Master Contract and its exhibits shall mean such Affiliate requesting the Services. The obligations and liabilities of each entity of the Company under this Master Contract and all requested Services hereunder shall be several and not joint. Each entity of the Company may separately enforce this Master Contract solely with respect to its rights and benefits accruing hereunder without the consent or joinder of any other entity of Company. No entity of Company shall have or be entitled to any of the rights or benefits, or shall bear or be liable for the obligations or liabilities, of any other entity of Company under this Master Contract.

         1.5 "Company Representative" shall be as defined in Section 5.2 hereof.

         1.6 "Completion Date" shall be as defined in Section 4.1 of Exhibit A.

         1.7 "Contractor" means TransTexas Gas Corporation, a Delaware corporation, and TransTexas Drilling Services, Inc., a Delaware corporation, as assignee of TransTexas Gas Corporation under Section 7.1 hereof, together with any of their Subsidiaries providing Services to Company under this Master Contract and any permitted successor or assignee of Contractor of its rights and obligations under this Master Contract. In those instances where Services are performed for Company by a Subsidiary of Contractor, then the reference to Contractor in this Master Contract and its exhibits shall mean such Subsidiary performing the Services. The



Page 1                                                              CONFIDENTIAL
obligations and liabilities of each entity of Contractor under this Master Contract shall be joint and several.

         1.8 "Contractor Representative" shall be as defined in Section 5.3 hereof.

         1.9 "Depreciated Value" shall be as defined in Section 11.9 of Exhibit A.

         1.10  "Designee" shall be as defined in Section 5.2 hereof.

         1.11 "Effective Date" means May 30, 1997, the date this Master Contract s come into effect.

         1.12 "Master Contract" means this Master Services Contract between Contractor and Company, including Exhibits A through G hereto (or any successor agreement covering those Services).

         1.13  "Offshore" shall be as defined in Section 15.1 of Exhibit A.

         1.14 "Party" means Company or Contractor individually, as indicated by the context. Company and Contractor are sometimes together referred to herein as the "Parties".

         1.15  "Price List(s)" shall be as defined in Article 1 of Exhibit C.

         1.16  "Primary Term" shall be as defined in Section 4.1 hereof.

         1.17 "Rate Revision Date" shall be as defined in Section 2.03 of Exhibit C.

         1.18  "Services" shall be as defined in Section 1.1 of Exhibit A.

ARTICLE 2.     THE MASTER CONTRACT

         2.1 Application to All Services. Commencing with the Effective Date until termination, this Master Contract shall apply to all Services performed, and goods, material and equipment supplied, which Contractor may provide for Company or any of its Affiliates as may be requested by them hereunder. The Services to be performed by Contractor shall be in its usual lines of business and services. All Services performed under this Master Contract shall be within the United States, including offshore waters within the jurisdiction of the United States or any state thereof. The following Exhibits, together with their associated schedules, are attached to and incorporated in this Master Contract:



Page 2
                                                                    CONFIDENTIAL

Exhibit A - -     General Terms and Conditions

Exhibit B - -     Scope of Services

                  B-2.01 -- BOP & Nipple Up
                  B-2.02 -- Casing & Laydown
                  B-2.03 -- Coiled Tubing
                  B-2.04 -- Contract Drilling
                  B-2.05 -- Contract Personnel
                  B-2.06 -- Directional Drilling
                  B-2.07 -- Equipment Rental
                  B-2.08 -- Fast Line
                  B-2.09 -- Fishing Equipment
                  B-2.10 -- Mud / Fluids
                  B-2.11 -- Pipeline Construction
                  B-2.12 -- Pumping
                  B-2.13 -- Site Construction
                  B-2.14 -- Snubbing
                  B-2.15 -- Trucking
                  B-2.16 -- Tubular Inspection
                  B-2.17 -- Welding
                  B-2.18 -- Well Test / Flowback
                  B-2.19 -- Wireline-Electric
                  B-2.20 -- Wireline-Slick
                  B-2.21 -- Workover

Exhibit C - -     Pricing and Compensation

                  C-1.01 -- Price List for BOP & Nipple Up
                  C-1.02 -- Price List for Casing & Laydown
                  C-1.03 -- Price List for Coiled Tubing
                  C-1.04 -- Price List for Contract Drilling
                  C-1.05 -- Price List for Contract Personnel
                  C-1.06 -- Price List for Directional Drilling C-1.07 -- Price List for Equipment Rental C-1.08 -- Price List for Fast Line
                  C-1.09 -- Price List for Fishing Equipment
                  C-1.10 -- Price List for Mud / Fluids
                  C-1.11 -- Price List for Pipeline Construction C-1.12 -- Price List for Pumping
                  C-1.13 -- Price List for Site Construction
                  C-1.14 -- Price List for Snubbing
                  C-1.15 -- Price List for Trucking
                  C-1.16 -- Price List for Tubular Inspection
                  C-1.17 -- Price List for Welding
                  C-1.18 -- Price List for Well Test / Flowback C-1.19 -- Price List for Wireline-Electric C-1.20 -- Price List for Wireline-Slick
                  C-1.21 -- Price List for Workover

Page 3
                                                                    CONFIDENTIAL

Exhibit D - -  Form of Request for Services

Exhibit E - -  Safety, Occupational Health and Environmental Standards and
               Specifications

               E-2.03 -- EPNA Safety Manual

Exhibit F - -  Electronic Data Interchange Agreement

               F-1 -- Standards and Guidelines
               F-2 -- Electronic Funds Transfer

         2.2 Exhibits and Conflicts. The General Terms and Conditions attached as Exhibit A shall apply to and cover all Services performed, and goods, material and equipment supplied, by Contractor to Company during the term of this Master Contract. In the performance of its Services, and the supply of goods, material, and equipment, Contractor shall comply with Exhibit B, Scope of Services, to the extent applicable. Contractor shall be compensated for its Services, goods, materials and equipment performed and supplied, in accordance with Exhibit C, Pricing and Compensation. Company may request Services, goods, materials, and equipment using the form of Request for Services attached as Exhibit D. In the performance of its Services, Contractor shall comply with the Safety, Occupational Health and Environmental Standards and Specifications, as set forth in Exhibit E. In the event of a conflict between any provision of this Master Contract and any of the Exhibits, the provisions of this Master Contract shall control; provided, however, the terms of any specific written Request for Services executed by the Parties hereunder shall control over this Master Contract and the attached Exhibits. This Master Contract shall govern to the extent of any conflict between this Master Contract and (i) documents prepared by Contractor (e.g., Price Lists, bids, work, job or invoice terms, etc.), (ii) correspondence or other agreements, oral, implied or otherwise, between the Parties relative to the subject matter hereof, and (iii) the provisions of other documents prepared by Company (e.g., purchase or service orders, payments, etc.), whether internal or submitted to Contractor, other than an executed written Request for Services. The only documents which may vary the terms of this Master Contract and its Exhibits are an executed Request for Services executed by both Parties or a formal amendment of the Master Contract.

ARTICLE 3.     REQUESTS FOR SERVICES

         3.1 Requested and Approved Services. The terms of this Master Contract may not be varied by the Parties except in accordance with a written Request for Services which has been executed by both Company and Contractor. Contractor will begin each particular job at such time as is agreed between Contractor and Company. Contractor shall furnish work/delivery tickets and receipts for all Services for the review and approval of Company. All Services authorized by Company shall be performed subject to all of the terms and conditions of this Master Contract. Any printed language on Contractor's forms, including, but not limited to, limitations on warranties or indemnification, shall not control in determining the rights or obligations of the Parties. Except as mutually agreed otherwise, time hereunder shall be considered to be of the essence.

         3.2 Contractor's Warranty and Scope. Contractor warrants and represents that it is or will be ready, willing, and able to perform the Services described in Exhibit B at least within Texas Railroad Commission District 4 for the entire term of this Master Contract. While it is Company's intention that Contractor shall undertake as much of the Services as may be requested by Company, this Master Contract has no commitment value with respect to the








Page 4
                                                                    CONFIDENTIAL
amount of the Services which Company may request or require Contractor to perform, or goods, material and equipment to be supplied, and Company reserves the right to request the Contractor to provide as much or as little of the Services, goods, material, and equipment as Company may decide from time to time is necessary. While it is intended that the scope of the Services to be provided by Contractor will generally be in accordance with the Listing of Services as detailed in Exhibit B -Scope of Services, the exact scope of Services and in particular job specifications will be determined by Company pursuant to its request. Where Contractor is requested to undertake Services not detailed in Exhibit B - Scope of Services, then these will be the subject of an amendment to this Master Contract.

ARTICLE 4.     TERM

         4.1 Term. The term of this Master Contract shall commence on the date set forth above and shall continue for a term of nine (9) years ("Primary Term"), at which time it will automatically renew for successive one year increments until terminated as provided below.

         4.2 Early Termination. This Master Contract may be terminated earlier by Company upon thirty (30) days' written notice to Contractor at its address set out below. Such termination shall not be effective as to any Services in progress and shall not relieve either Party of its obligations and liabilities arising from or incident to Services performed prior to such termination, or the indemnity and warranty provisions hereof; provided, however, Company shall have the right to terminate or suspend Services in progress pursuant to Articles 5 and 6 of Exhibit A.

         4.3 Termination for Convenience. Notwithstanding any other provision herein, Company shall have the right to terminate any Services in progress in whole or in part, at any time upon verbal notice by Company followed by written notice to Contractor, in which event Contractor shall be entitled to payment for the Services satisfactorily performed up to the time of said termination, including profit, if any, but not anticipated profit for Services not so performed.

         4.4 Termination for Cause. Notwithstanding Section 4.2, if (i) Contractor fails without good cause to perform the Services or any part thereof or to perform any of its obligations hereunder or (ii) Contractor (a) goes into liquidation (other than voluntarily for the purpose of re-organization or reconstruction), (b) makes an arrangement, composition or compromise with its creditors, (c) has a receiver appointed in respect of the whole or any part of its assets, then Company may at any time thereafter immediately terminate this Master Contract without any liability to compensate Contractor for such termination. Such termination shall be without prejudice to Company's rights under this Master Contract or its rights under the law to claim damages against Contractor for its failure to perform the Services or any part thereof.

         4.5 Termination by Either Party. Following the Primary Term set forth in 4.1, this Master Contract may be terminated by either Party upon ninety (90) days' written notice to the addresses set out in Section 5.4. Such termination shall not be effective to any of the Services in progress and shall not relieve either Party of its obligations and liabilities arising from or incident to the Services performed prior to such termination.

         4.6 Surviving Obligations. Termination of this Master Contract shall not relieve any Party of its accrued obligations hereunder, including the warranty and indemnity provisions.

Page 5
                                                                   CONFIDENTIAL

ARTICLE 5.     NOTICES AND COMPANY REPRESENTATIVE

         5.1 Notices. All notices required under this Master Contract will be properly made when delivered in person, mailed or sent by telex, courier services or facsimile to the addresses set forth in Section 5.4.

         5.2 Company Representative and Work Site Designee. Company may from time to time appoint a "Company Representative" for the day-to-day administration of this Master Contract. The initial Company Representative is named in Section 5.4 hereof. The Company Representative will be responsible for the review and approval of the Services to be performed under this Master Contract, issuing notices of termination or suspension of Services as provided in Article 4 hereof and Articles 5 and 6 of Exhibit A, and approving any subcontracting by Contractor or the use by it of third party services under
Section 16.2 of Exhibit A. In addition, Company or the Company Representative may designate one or more Persons ("Designee") to interface with Contractor at the work site. The Company Representative shall advise Contractor in writing or verbally of the Designees, and shall retain the right to substitute those named personnel at any time. All references to Company Representative in Exhibit A or a Request for Services shall mean the Company Representative or work site Designee. All directions, instructions or requests given or made by the Company Representative or Designee shall be deemed to be the directions, instructions or requests of Company. If the Company Representative or Designee is not an employee of Company or its Affiliates, he or she shall not be considered an agent or other fiduciary for Company and its Affiliates.

         5.3 Contractor Representative. Contractor shall appoint a "Contractor Representative" for the day-to-day administration of this Master Contract. The initial Contractor Representative is named in Section 5.4 hereof.

         5.4 Addresses. The notice addresses of Company, Company Representative, and Contractor are as follows, unless changed by written notice:



CONTRACTOR:                                 TransTexas Gas Corporation
                                            1300 North Sam Houston Parkway E.,
                                            Suite 310
                                            Houston, TX  77032-2949
                                            Telephone No.:  (281) 987-8600
                                            Facsimile No.:  (281) 986-8865
                                            Attention:  Arnold Brackenridge

CONTRACTOR REPRESENTATIVE:                  TransTexas Gas Corporation
                                            1300 North Sam Houston Parkway E.,
                                            Suite 310
                                            Houston, TX  77032-2949
                                            Telephone No.:  (281) 987-8600
                                            Facsimile No.:  (281) 986-8865
                                            Attention:  Arnold Brackenridge

COMPANY:                                    Conoco Inc.
                                            600 N. Dairy Ashford
                                            Houston, TX  77079
                                            Telephone No.:  (281) 293-5526
                                            Facsimile No.:  (281) 293-4424
                                            Attention:  MLS Leader

Page 6
                                                                   CONFIDENTIAL

COMPANY REPRESENTATIVE:                     Conoco Inc.
                                            600 N. Dairy Ashford
                                            Houston, TX  77079
                                            Telephone No.:  (281) 293-5526
                                            Facsimile No.:  (281) 293-4424
                                            Attention:  MLS Leader

ARTICLE 6.     GOVERNING LAW AND ARBITRATION

         6.1 Governing Law and Arbitration. The governing law, mediation, and arbitration provisions of Article 15 of Exhibit A and Exhibit G are hereby incorporated into this Master Contract.

ARTICLE 7.     ASSIGNMENT OF MASTER CONTRACT

         7.1 Assignment. Upon thirty (30) days' prior written notice to Contractor, Company may assign this Master Contract to any Affiliate or third party and, unless such assignee is approved in writing by Contractor, which may be withheld for any reason including convenience, Company will not be relieved of any obligations and liabilities accruing hereunder after the assignment is effective. Except as otherwise provided in this Section 7.1, Contractor may not assign this Master Contract, or any right to receive payments hereunder (other than as permitted under Section 3.3 of Exhibit A), without Company's prior written consent, which may be withheld for any reason including convenience. Upon thirty (30) days' prior written notice to Company, Contractor may assign this Master Contract in its entirety to TransTexas Drilling Services, Inc., a Delaware corporation; provided, however, that TransTexas Drilling Services, Inc. shall agree in writing with Company (i) to assume all of Contractor's liabilities and obligations under and to be bound by all express and implied covenants, conditions, and obligations of Contractor in and under this Master Contract, and (ii) expressly to adopt, ratify and confirm this Master Contract. In the event of such assignment as herein provided, TransTexas Gas Corporation will be relieved of all obligations and liabilities accruing hereunder after the assignment of this Master Contract is effective. Company shall not have any obligation to make any payment under this Master Contract to TransTexas Drilling Services, Inc. prior to receipt of notice of said assignment and the express assumption of obligations hereunder by TransTexas Drilling Services, Inc. as herein provided.

ARTICLE 8.     MISCELLANEOUS

         8.1 Miscellaneous. All exhibits referred to in this Master Contract shall be attached hereto and made a part hereof for all purposes except for any outstanding confidentiality agreements. This Master Contract is the entire agreement between the Parties as to the Services and shall replace all written or oral statements, representations and warranties that may have been made by or on behalf of any of the Parties prior to the date hereof. This Master Contract may only be amended in writing signed by a duly authorized representative of each of the Parties.

IN WITNESS WHEREOF, the Parties have caused this Master Contract to be executed by their duly authorized representatives effective as of the Effective Date.

CONTRACTOR:                                          COMPANY:

TRANSTEXAS GAS CORPORATION                           CONOCO INC.

By: /s/ Arnold Brackenridge                          By: /s/ K. L. Vogel

Name: Arnold Brackenridge                            Name: K. L. Vogel
      ---------------------------                          --------------------
Title:   President                                   Title: Attorney-in-Fact
      ---------------------------                           --------------------


Page 7
                                                                   CONFIDENTIAL

                                   EXHIBIT A

                       Attached to and Made a Part of The
                            Master Services Contract
                             Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                            MASTER SERVICES CONTRACT
                          GENERAL TERMS AND CONDITIONS


ARTICLE 1.  THE SERVICES

         1.1 The Services. When Company desires Contractor to perform Services for it, Company shall request same of Contractor, orally or in writing, and may send to Contractor a Request for Services in the form of Exhibit D to the Master Contract. An oral request under the Master Contract shall be deemed to incorporate all the terms of the Master Contract, including the specifications of Exhibit B for the Services. Oral or verbal requests for Services will be followed by written confirmation (which may include Company's written confirmation or Contractor's original work and delivery tickets signed by an authorized Company employee) within a reasonable time. A Request for Services shall name the contracting entity or entities, describe in detail the Services to be performed and goods, material and equipment to be supplied, if the specifications vary from Exhibit B to the Master Contract, and shall specify the area in which the Services are to be performed. If Contractor is willing to perform the Services under the terms requested or as set forth in the Request for Services, it shall signify its acceptance verbally and the Contractor Representative shall sign the Request for Services, if any, and return it to Company. Contractor shall perform the Services in accordance with the Request for Services, written confirmation or verbal order, and the terms of this Master Contract. In the event of any conflict between the executed written Request for Services and this Exhibit A, the terms of the executed Request for Services shall prevail. Contractor shall arrange for its personnel, material and equipment as defined in the Request for Services, verbal order or written confirmation to be available and ready for the commencement of work at the designated location. "Services", as the term is used throughout the Master Contract and its Exhibits, shall mean those items specified in Exhibits B 2.01 through B 2.21 and all work and Services performed and goods, material and equipment supplied in response to Company's oral request or a written Request for Services. Contractor shall perform the Services in accordance with the Request for Services, written confirmation or verbal order, and the terms of this Master Contract. It is recognized by the Parties that prior to or upon commencement of Services requested under a Request for Services, modifications and adjustments may be required in the field at the work site. In such events, the Company Representative and the Contractor Representative or their Designees shall agree upon such change orders and Company and Contractor shall revise or amend its Request for Services or field tickets as the case may be. In the event of any conflict between the executed written Request for Services and this Exhibit A, the terms of the executed Request for Services shall prevail.





Master Services Contract                                                Page A-1
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

         1.2 Standards of Workmanship. Contractor shall perform the Services and supply related equipment and materials in accordance with standards in the industry by reputable contractors performing Services of a similar nature and geographical location. Contractor represents that it has specific expertise that it will utilize in performing the Services and acknowledges that Company is relying upon such representations in entering into this Master Contract.

         1.3 Recommendations and Interpretations. Contractor shall furnish Company with accurate information and, when requested by Company, Contractor's best judgment, recommendations and interpretations which will be based on the information at hand to Contractor and Contractor's expertise. Interpretations or recommendations provided by Contractor, if any, may be rejected by Company. In making Interpretations, Contractor cannot and does not guarantee the accuracy or correctness of such Interpretations or any operations or activities by Company based thereon.

         1.4 Control of the Services. Contractor shall control, manage and direct the conduct of the Services. The presence of a Company Representative or inspector to ensure that Contractor's Services meet the standards set by Company does not relieve Contractor from any of its responsibilities or obligations hereunder. Company's execution of Contractor's original work or delivery tickets shall constitute Company's agreement with quantities delivered and concurrent time of performance.

ARTICLE 2.  COMPANY PRODUCTS

         2.1 Company Products. In the course of performing Services under this Master Contract, Contractor shall, where reasonably possible, purchase and use products manufactured or sold by Company, its Parents and Affiliates, giving due consideration to price, quality and other factors.

ARTICLE 3.  COMPENSATION; INVOICES AND PAYMENT

         3.1 Pricing for Services. Contractor's Services shall be priced in accordance with either (a) or (b) as follows:

                 (a) Compensation For Lump Sum Or Fixed Rate Quoted Services. For the Services provided on a lump sum or fixed rate basis, Contractor shall be compensated as provided in each Request for Services (or written confirmation of a verbal order).

                 (b) General Pricing For Services. For Services provided on a basis other than as described in 3.1(a), Contractor shall be compensated for the Services rendered by Contractor pursuant to the rates set forth in Exhibit C. The respective equipment and personnel rates set forth in Exhibit C shall be in effect from the time the equipment and personnel are in place at location ready for performance of the Services and ending on the day the equipment is rigged down and released.




Master Services Contract                                                Page A-2
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

         3.2 Invoices. Unless the electronic data interchange invoicing procedures are being followed as provided in Exhibit F, Contractor shall submit an invoice in U.S. Dollars on or before the tenth day of each calendar month for amounts payable pursuant to Section 3.1(a) and 3.1(b) for Services performed during the previous month. Contractor shall send all invoices to Company's address set forth in the Request for Services or in absence thereof, to Company's address set forth below, along with original documents including time sheets showing the applicable rates, all third party invoices and other supporting documentation of costs incurred by Contractor and chargeable under the Request for Services. Contractor will indicate the contract number assigned to this Master Contract and to the Request for Services on the front of the invoice. All invoices shall include information sufficient to identify the Services performed (e.g., rig name, location, well number, facility, lease, or tank battery, a charge code (AFE number, feature number), contract number, requestor's name and number of and which days personnel and equipment were utilized). Invoices shall be sent to the following address, unless changed by written notice to Contractor:

Conoco Inc.               or      Lobo Pipeline Company             (For Services to this
Attn:  Accounts Payable           Attn:  Accounts Payable           Affiliate of Conoco Inc.)
P.O. Box 1700                     5810 San Bernando, Suite 330
Freer, Texas  78357               Laredo, Texas  78041

If Contractor fails to invoice Company within 180 days from the termination or completion date of the Services, Company shall have no liability to Contractor for payment of the Services, or any portion of it, and CONTRACTOR RELEASES COMPANY FROM ANY LIABILITY FOR SAME; provided, however, the foregoing release shall not apply to amounts in dispute under Section 3.5 hereof if such amounts have been previously invoiced within said 180 days.

         3.3 Assignment of Invoices. Except with Company's written consent, which may be withheld for any reason including convenience (but subject to Section 7.1 of the Master Contract), Contractor shall not assign its invoices or any right to receive payment from Company under this Master Contract to any third party, and any attempt to do so shall be absolutely void and shall relieve Company from liability for payment of same. Contractor may pledge its receivables under this Master Contract, provided that the same shall be expressly subordinate to Company's claims and rights under this Master Contract, including the right of offset set forth in Section 3.8.

         3.4 Payment. Contractor's invoices shall be paid under the terms of Exhibit C and payment made by Company check or electronic funds transfer in U.S. Dollars and submitted via U.S. mail in accordance with Contractor's instructions set forth in its invoice.

         3.5 Disputes. If Company disputes an item billed, Company shall, within thirty (30) days of receiving Contractor's invoice, notify Contractor of the item in dispute, specifying its complaint. In the event Company disputes an invoice item, Company shall not delay payment of the undisputed part of the invoice; provided that before Company is required to make any payment, Contractor shall credit Company for the amount of such invoice which Company disputes and provided further that the 30-day period referred to above shall cease to run at the time Company notifies Contractor of such dispute and shall recommence on the date that Company





Master Services Contract                                                Page A-3
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
receives Contractor's credit. In addition, Company will pay simple interest on the undisputed amount at the rate provided in Section 3.10, calculated from the due date as herein provided until paid. The issuance of a credit by Contractor shall not itself in any way be evidence of acceptance by Contractor that Company is correct in disputing that part of the invoice to which the credit relates. Payment of items in dispute shall be withheld without interest until the dispute is resolved, at which point payment in full of that agreed amount plus simple interest thereon at the rate provided in Section 3.10 calculated from the due date of the original invoice, shall be paid without delay.
Payment of an invoice shall not prejudice the right of Company to subsequently dispute any part of such invoice. Payment of undisputed amounts by Company shall not waive any claims of Company which may arise under an audit or otherwise under this Master Contract.

         3.6 Competitive Prices. Contractor represents that the prices charged to Company for the Services as provided in the Price List(s) shall be the lowest prices charged by Contractor at that time to any third party under Contractor's published price lists, less discounts applicable to such third party, for Services substantially similar in quality and quantity to the Services performed for Company. Contractor further assures Company that its rates will be price competitive with other similar Services being provided within the same geographic area at that time. Examples of ways such competitive prices may be determined are set forth in Article 3 of Exhibit C.

         3.7 Liens. Company shall pay only that compensation mutually agreed upon in writing by each Party's authorized representatives. Such compensation shall not be changed without the prior written agreement of the Parties. All payments to Contractor shall first be used to satisfy accounts directly related to the Services. Contractor shall pay all costs incurred by Contractor in performing the Services to the extent not otherwise disputed by Company or Contractor. Contractor shall take all action reasonably necessary to avoid the attachment of a lien on Company property and to remove any lien on Company property arising from the Services. CONTRACTOR SHALL DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS from all costs (including reasonable legal fees and expenses), damages, losses, or liabilities arising from liens, claims, or causes of action for failure of Contractor, its subcontractors, suppliers and lessors to pay for Services, labor, materials or equipment. The foregoing shall not preclude Contractor from filing such liens as in its opinion may be necessary to protect its rights. Contractor shall clear its own liens at its expense when the matter is settled or upon completion of arbitration proceedings. The exercise of any such remedy shall not waive the right of either Party to compel arbitration hereunder.

         3.8 Retainage and Offset. For any particular Services or job, Company may withhold amounts reasonably necessary to protect Company from loss due to any failure of Contractor to perform and meet its obligations under this Master Contract. At Company's election, 90% of the amounts not disputed shall be paid within thirty (30) days of receipt of invoices, until 90% of the compensation due for such Services has been paid on 100% of the Requested Services. A final payment (including retainage) shall be made upon completion and acceptance of the Services, and after Contractor furnishes satisfactory proof to Company that (i) all subcontractor's bills for expense, material and labor related to the Services have been fully paid, (ii) the premises upon which Services is performed are not subject to any material or labor liens or claims of liens





Master Services Contract                                                Page A-4
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
created by, through or under Contractor or its Affiliates, and (iii) material operating instructions, warranty documentation, and drawings have been provided to Company. Satisfactory proof may include waivers and releases of claims from Contractor's subcontractors and lessors. If Contractor fails to provide satisfactory proof of the above then to the extent any such amounts are not otherwise disputed by Contractor, Company has the right but not the obligation to settle such liens or claims for the account of Contractor without waiving other legal remedies. From compensation payable to Contractor for Services, Company may deduct the amount necessary to discharge such liens or claims and may recover all related costs, including administrative costs, reasonable legal fees and expenses. Company and its Affiliates shall have the right to offset respective amounts owed by them to Contractor under this Master Contract only against respective amounts owed by Contractor to Company or its Affiliates under this Master Contract. Except as expressly provided in the foregoing, there shall be no right of offset between or among the Parties, or their Affiliates and Subsidiaries, with respect to this Master Contract. No interest will be due on any retainage or offset amounts retained or withheld by Company under this Section 3.8.

         3.9 Electronic Commerce. Company and Contractor will work together to conduct business electronically rather than by other more traditional means such as by paper. Contractor will implement such electronic commerce methods, including but not limited to electronic data interchange, as may be requested by Company in accordance with Exhibit F, subject to Contractor's ability to do so. In the event Contractor does not possess the specific electronic commerce capability requested by Company, Contractor shall have a reasonable amount of time to obtain such capability. If electronic commerce is commenced between the Parties hereunder, the provisions of Exhibit F will apply.

         3.10 Interest. Should Company or Contractor fail to pay one to the other any part of the monies herein agreed to be paid from one to the other on or before the due date thereof, simple interest shall accrue on the amounts unpaid at the lesser of six percent (6%) per annum or the maximum rate from time to time permitted by law. Such accrual of interest shall not mitigate or cure the defaulting Party's failure to make payment of amounts due and owing.

ARTICLE 4.  COMMENCEMENT AND COMPLETION OF SERVICES

         4.1 Commencement and Completion. Subject to Article 3 of Exhibit B, the Services shall be commenced not later than the date orally requested or as specified in the Request for Services, and completed not later than specified ("Completion Date"). Changes to Completion Date or Services schedule must be authorized in writing by Company.

ARTICLE 5.  SUSPENSION AND TERMINATION OF SERVICES

         5.1 Suspension and Termination. Company shall have the right to suspend or terminate in whole or in part any Services in progress, a specific work order, or a Request for Services at any time upon verbal notice to Contractor followed by written notice, as set forth in Article 4 of the Master Contract and Article 6 of this Exhibit A.





Master Services Contract                                                Page A-5
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

ARTICLE 6.  TEMPORARY SUSPENSION OF THE SERVICES

         6.1 Suspension at Company's Option. Company may, by giving written notice to Contractor, suspend all or any part of the Services temporarily at any time for any reason. If Company suspends the Services other than as provided in Section 6.2 hereof, it shall compensate Contractor for any extra expenses necessarily incurred by Contractor as a direct result of such suspension and any Standby Rates as agreed in Exhibit C; provided, however, that Contractor shall provide such supporting documentation as Company may require. The Services shall only be suspended to the extent specified in the notice.

         6.2 Suspension for Cause. Company may also, by giving written notice to Contractor, suspend the Services if Contractor materially breaches this Master Contract. In such event, Company shall not be obligated to pay any amount to Contractor as a result of such suspension unless it is subsequently determined that Company's suspension was without reasonable cause.

         6.3 Extent of Suspension. If the Services are suspended under Sections 6.1 or 6.2 hereof, they shall be suspended only to the extent specified in the notice.

         6.4 Resumption of the Services. Company may at any time after giving a suspension notice as provided in Sections 6.1 or 6.2 require that Contractor resume any part of the Services by so notifying Contractor in writing. Contractor shall resume the Services within three days of the date Company issues such notice or, as reasonably practicable thereafter, Contractor shall be compensated for any additional out-of-pocket expense incurred in connection with such resumption unless the suspension was for cause.

         6.5 Maintenance During Suspension. Contractor shall, during suspension of the Services, properly protect and secure any of Contractor's or Company's materials and equipment used in performing the Services in Contractor's possession or control.

ARTICLE 7.  CONTRACTOR REGISTRATION NUMBERS

         7.1 Contractor Registration. Contractor shall be registered as an employer under applicable laws. Contractor's registration numbers are:
Federal:  76-0401023      State:  1-76-0401023-5

ARTICLE 8.  CONTRACTOR'S RESPONSIBILITIES

         8.1 Operations. Company shall use its best efforts to keep Contractor appraised of Company's forecast work plans and schedules.
Contractor shall assign a coordinator to Company's account who shall coordinate the Services and be the single point of contact for Company. The coordinator shall remain assigned to Company's account unless otherwise agreed. If Company desires the coordinator to be in Company's offices full-time, Company will provide an office and secretarial support for the coordinator at Company's expense. Contractor shall make all reasonable efforts to maintain goodwill among landowners, tenants, lessees, and members of the general public, and shall not knowingly violate any rights of such Persons in the performance





Master Services Contract                                                Page A-6
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
of the Services. Contractor shall notify Company promptly of communications or requests from any state, federal or local governmental entity or official, or any individual concerning matters related to the Services or Services site. Company reserves the right to let contracts for other work and Contractor and Company agree to coordinate the Services hereunder and cooperate with Company's other contractors and with Company employees.

         8.2 Contractor Employees - Security. Contractor shall not permit its employees, agents, invitees or licensees to enter any area of Company's property other than the areas clearly designated by Company. Contractor shall remove individuals from the Services site who, in Company's sole discretion, are objectionable or unacceptable. Contractor agrees that entry onto Company's property is a revocable privilege.

         8.3 Contractor Employees - Experience and Training. Contractor shall supply a sufficient number of trained personnel to perform the Services. Contractor shall notify the Company Representative or Designee prior to allowing a trainee onto Company property. Unless otherwise agreed, employees of Contractor and its subcontractors performing Services shall have at least one (1) year of experience performing tasks similar to the Services.

         8.4 Protection of Material and Work. Notwithstanding Article 11 of this Exhibit A, but subject to Article 9 of this Exhibit A, Company shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS for loss or damage above $10,000 per occurrence to equipment, materials, and machinery which will become or are part of the Services and become Company property after delivery to the Services site. Contractor shall not charge Company for builder's "all-risk" type insurance for said loss or damage.

         8.5 Incident Reporting. Contractor shall furnish Company, and require its subcontractors to furnish Company, with immediate notification of any injury to an individual or damage to public, private or Company property or any safety, health, and environmental incidents at Company sites. Contractor shall provide Company with (i) a detailed written incident report within twenty-four (24) hours after the occurrence of the incident; (ii) a copy of Contractor's investigation report, if any, other than any such reports that are protected by the attorney/client privilege; and (iii) a copy of all requested or required documentation (other than attorney/client privileged documents).

         8.6 Changes and Extra Work. Company may order extra Services or may make changes to the Services, the Master Contract sum and timing, if applicable, being adjusted accordingly in writing and signed by Company and Contractor prior to any commencement of such Services. Failure of either Party to execute the written change will render Company not liable for any increased cost as a result of the change. In the case of explosion, fire, flood, blow-out or other sudden emergency, whether of a same or different nature, Contractor may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property. Provided Contractor reports the emergency to Company as promptly as possible, Contractor's right to compensation for such Services shall not be affected by this Section 8.6.





Master Services Contract                                                Page A-7
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

         8.7 Permits and Licenses. Prior to beginning Services, Contractor shall obtain and maintain thereafter all material, licenses, permits, certificates, and other forms of documentation reasonably necessary and required by law of the Contractor to perform the Services. At Company's request, Contractor shall furnish copies of such documentation. Performance of the obligations in this Section 8.7 shall be at Contractor's sole expense.

         8.8 Disposal of Company Property. Without the prior written consent of Company, Contractor shall not dispose of, sell, remove, destroy, or allow any other disposition of Company's property in Contractor's possession, custody, or control except to the extent such disposition is reasonably expected to occur pursuant to the scope of Services requested.

         8.9 Work Hours. For Services on Company property, Company and Contractor shall agree on Contractor's work hours. Work hours shall not be changed unless approved by Company.

         8.10 Restocking Charges. Company shall not be responsible for restocking charges unless expressly agreed upon in writing prior to commencement of Services hereunder.

         8.11 Transportation and Handling of Equipment/Material. Unless otherwise agreed, all material shipments shall be coordinated through the Company Representative. If Contractor- supplied transportation is used, Company shall only pay for transportation costs from the Contractor's closest stock point to Company's appropriate shore base or field location. Company reserves the right to arrange alternate transportation, including Company transportation, for all material to be used in performing Services hereunder. All delivery tickets shall include information sufficient to identify the Services performed (e.g. rig name, location, well number, facility, lease, or tank battery, a charge code (AFE number, feature number), contract number, and requestor's name). Contractor shall receive, unload, move, store, and protect its materials and equipment delivered to Company's site where Services are to be performed and shall perform these functions with Contractor's personnel. Upon request made prior to shipment, Company may agree, at its option, to do a portion of the aforementioned work in accordance with Company's authorization and billing procedures. In the event Contractor is requested by Company to relocate, unload, move or store and protect Company equipment or materials, it will do so only at Company approved and designated sites.

         8.12 Third Party Purchases, Rentals, Equipment Inspection and Equipment Repairs. Company may establish, and shall so properly notify Contractor, limitations and procedures under which compensable items of materials, supplies, machinery, equipment, or subcontractors, if any, shall be purchased or rented, to the extent that such Company limitations and procedures do not conflict with applicable federal, state, or local laws. Contractor shall, to the extent practicable, minimize the rental of material and equipment from third parties. Third party rentals by Contractor shall be at competitive industry prices, after considering price and other relevant factors, and to the knowledge of Contractor the equipment/material shall be fit for their intended purpose. Company reserves the right, but not the obligation, to inspect the equipment/material (either Contractor's or third party's) prior to its use in the Services hereunder and to review inspection procedures and equipment/material certification papers.





Master Services Contract                                                Page A-8
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

ARTICLE 9.  WARRANTY/INSPECTION

         9.1     Warranty.  Contractor warrants and represents that it shall
(i) perform the Services in a good and workmanlike manner consistent with applicable industry standards and practices in the geographic area; (ii) use sound engineering and/or technical principles where applicable; (iii) perform the Services in compliance with specifications provided or approved by Company; and (iv) unless mutually agreed otherwise, use or furnish merchantable, fit, and new equipment, materials, and machinery which will become or are part of the Services and become Company property after delivery to the Services site. To the extent assignable, all warranty rights and remedies available to Contractor or its subcontractors, manufacturers, or suppliers with respect to the Services shall be passed directly to Company. Company shall also have the rights and remedies provided by the Uniform Commercial Code with respect to all goods supplied hereunder. At no cost to Company, Contractor shall remedy Contractor's nonconforming workmanship or replace nonconforming material and equipment, including removal and replacement of facilities to (i) reveal and
(ii) repair or replace nonconforming Services. If Contractor does not remedy nonconforming Services on demand, Company may do so at Contractor's expense.
If Contractor fails to pay this expense, Company may deduct all such expenses from any proceeds due to Contractor, together with simple interest thereon at the rate provided in Section 3.10, calculated from the due date of Company's invoice for same until paid. At no cost to Company, Contractor shall diligently and promptly remedy nonconforming workmanship, material and equipment appearing (i) within one (1) year from the date of final acceptance of Services (except downhole Services), (ii) within 120 days of final acceptance of downhole Services, and (iii) within such longer period of time as provided by any Contractor's, subcontractor's, manufacturer's, or supplier's warranty available to Company hereunder. The foregoing express remedies of this Section 9.1 shall be Company's sole remedies for any breach of this
Section 9.1 or any other warranty of Contractor under this Master Contract.

         9.2 Inspection. Company shall have the right to inspect the Services regardless of location. Company's inspection of or failure to inspect any portion of the Services shall not constitute approval by Company. Inspection or approval by Company shall not relieve Contractor of its obligations under this Master Contract.

ARTICLE 10.  INSURANCE

         10.1 Contractor's Insurance. Contractor shall procure and maintain insurance coverages with minimum limits as described below. These coverages are not to be considered indicative of the ultimate amounts or types needed by, or required by law of, Contractor. If the monetary limits of the required insurance do not conform with applicable law, the insurance policies shall automatically be amended to conform to the monetary limits and other provisions in such law.

                 (a) Worker's Compensation. Insurance which complies with applicable workers' compensation and occupational disease laws and covers all of Contractor's employees performing Services. Such insurance must also be endorsed, if applicable, to cover claims under the United States Longshore and Harbor Worker's Compensation Act





Master Services Contract                                                Page A-9
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
         extended to include the Outer Continental Shelf, the Jones Act, and other applicable maritime law.

                 (b) Employer's Liability. Employer's Liability Insurance with a limit of not less than $1,000,000 per occurrence.

                 (c) Commercial General Liability. Commercial General Liability Insurance (Occurrence Form), including broad form Contractual Liability, with a combined single limit for bodily injury and property damage of not less than $ 1,000,000 per occurrence and an annual aggregate of $ 2,000,000.

                 (d) Automobile Liability. Automobile Liability Insurance which Contractor is obliged to carry under applicable laws with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence covering owned, non-owned, or hired vehicles.

                 (e) Aircraft. If aircraft are used in connection with the Services, Aircraft Liability Insurance with a combined single limit for bodily injury and property damage of not less than $10,000,000 per occurrence.

                 (f) Marine. If marine vessels are used in connection with the Services, Protection and Indemnity Insurance including collision liability, removal of debris, towing liability, and coverage for admiralty benefits and damages under the Jones Act in an amount not less than $1,000,000 per occurrence or the full value of each vessel owned or chartered by Contractor, whichever is greater.

         10.2 Asbestos Abatement. Contractor is not required to carry Asbestos Abatement Insurance. However, if Contractor elects to carry Asbestos Abatement Insurance, it shall obtain such insurance at its sole expense and shall not directly or indirectly recoup the cost of such insurance from Company.

         10.3 Contractor's Obligations. Contractor's obligations and liabilities under this Master Contract, including its indemnification obligations, shall not be limited or relieved by Contractor's compliance or noncompliance with these insurance-related provisions.

         10.4 Certificates of Insurance and Premiums. At Company's request, Contractor shall furnish Company with certificates of insurance demonstrating that Contractor has obtained the required insurance coverages. Such certificates shall contain a statement that the insurance coverage shall not be changed or canceled without at least thirty (30) days prior written notice to Company. Certificates of insurance shall be signed by an authorized representative of each insurer and all coverage shall be written on policy forms and by insurers reasonably acceptable to Company. Company may require Contractor to include in its invoices a line item for Contractor's insurance premiums allocable to the Services, or to arrange for Company to pay such premiums directly to insurers, for Services performed in or Offshore the state of Louisiana. If





Master Services Contract                                               Page A-10
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
requested, Contractor shall assist Company in providing documentation proving that insurance premiums are paid by Company.

         10.5 Waiver of Subrogation/Additional Insured. With respect to all obligations and liabilities of Contractor under this Master Contract, including its indemnification obligations, Contractor's insurance policies related to Commercial General Liability, Automobile Liability, Aircraft Liability, and Protection and Indemnity (marine vessels) shall be endorsed to show Company, to the extent necessary to cover Contractor's obligations and indemnities herein and not for the purpose of insuring against Company's sole, gross, or simple negligence as accepted by Company herein, as: (i) an additional insured, and
(ii) Contractor's insurance policies as being primary. Except for Company's sole, gross, or simple negligence as accepted by Company herein, all Contractor's insurance policies, whether or not listed in Section 10.1, shall provide that Contractor's insurers waive all rights of subrogation against Company, its co-lessees or co-venturers and their Parents, Subsidiaries, Affiliates, insurers, agents (excluding Company's other third party contractors), directors, officers, employees, or servants. Contractor shall ensure that its subcontractors secure the same waiver of subrogation against Company from their respective insurers.

         10.6 Subcontractor Insurance Requirements. Contractor shall require each of its subcontractors, if any, to carry and pay for workers' compensation, occupational disease, employer's liability and such other insurance required by law or as Contractor deems necessary.

         10.7 Texas Oilfield Anti-Indemnity Statute. If the Texas Oilfield Anti-indemnity Statute, V.T.C.A., Civil Practice & Remedies Code Sections
127.001 et seq., and its amendments apply to this Master Contract, the mutual indemnification contained in this Master Contract shall be fully supported by the available insurance or qualified self-insurance carried by the indemnifying Party having the lower limit. With respect to unilateral indemnities, Contractor's liability insurance shall support its indemnities hereunder to the extent of $500,000 of insurance or self insurance, or the maximum amount permitted by Section 127.005 of said Statute (or any successor legislation), whichever is greater.

ARTICLE 11.  INDEMNIFICATION

         11.1 Application of Indemnities. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS MASTER CONTRACT, ANY INDEMNIFICATION AND DEFENSE OBLIGATION IN THIS MASTER CONTRACT APPLIES REGARDLESS OF (1) THE CAUSE OF OR REASON FOR ANY COVERED LOSS OR LIABILITY; (2) THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OR OTHER FAULT, WHETHER ACTIVE OR PASSIVE, OF THE INDEMNIFIED PARTY; AND (3) WHETHER THE LOSS OR LIABILITY RESULTS FROM ACTIONS OF THE INDEMNIFIED PARTY, ITS AGENTS OR EMPLOYEES. THE LIABILITIES COVERED SHALL ALSO INCLUDE (1) THE UNSEAWORTHINESS OR UNAIRWORTHINESS OF VESSELS OR CRAFTS; (2) DEFECTS IN ANY BUILDING, STRUCTURE, OR EQUIPMENT; AND (3) CONDITIONS, ACTS, OR OMISSIONS WHICH IMPOSE STRICT LIABILITY. THE INDEMNIFICATION AND DEFENSE OBLIGATIONS SHALL APPLY EVEN IF CLAIMS





Master Services Contract                                               Page A-11
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

RELATED TO GROSS NEGLIGENCE AND WILLFUL MISCONDUCT ARE ALLEGED AGAINST THE PARTY OWED INDEMNIFICATION AND DEFENSE. IF SUCH ALLEGATIONS OF GROSS NEGLIGENCE AND/OR WILLFUL MISCONDUCT RESULT IN A JUDGMENT OF GROSS NEGLIGENCE AND/OR WILLFUL MISCONDUCT AGAINST THE INDEMNIFIED PARTY, THEN, TO THE EXTENT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY, THE INDEMNIFYING PARTY SHALL BE (1) ENTITLED TO REIMBURSEMENT OF COSTS IN PROVIDING SUCH DEFENSE AND (2) RELEASED FROM THE INDEMNIFICATION OBLIGATIONS IN THIS MASTER CONTRACT.

         11.2 Indemnified Party. FOR THE PURPOSES OF INDEMNIFICATION PROVIDED IN THIS ARTICLE 11, THE INDEMNIFIED PARTY SHALL BE DEFINED TO INCLUDE ITS PARENTS, SUBSIDIARIES, AFFILIATES, CO-VENTURERS, CO-LESSEES, TOGETHER WITH ALL OF ITS AND THEIR DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, UNDERWRITERS AND INSURERS.

         11.3 General Indemnification. Except as otherwise provided in Sections 3.7, 8.4, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12,
11.15, and 13.1 of this Exhibit A, Contractor shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS from loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for loss of or damage to property, violation of governmental laws, regulations or orders, or injury to or death of individuals, caused by, arising from, or incidental to the Services. However, such indemnification shall not apply to claims for loss, damage, injury or death caused by Company's sole negligence. Contractor's indemnity obligations under this provision shall be limited to $1,000,000 per occurrence, and the amount of any loss or liability above $1,000,000 per occurrence shall be allocated on the basis of applicable law.

         11.4 Employees of Company. Notwithstanding anything to the contrary in this Master Contract, Company shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS from any loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for injury to or death of Company's employees.

         11.5 Employees of Contractor. Notwithstanding anything to the contrary in this Master Contract, Contractor shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS from any loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for injury to or death of Contractor's employees.

         11.6 Property of Company. Notwithstanding anything to the contrary in this Master Contract (but subject to Section 8.4 of this Exhibit A with respect to equipment, materials, and machinery which will become or are part of the Services and become Company property after delivery to the Services site), Contractor shall be liable for physical damage to or physical loss of Company's tangible property (including reasonable legal fees and expenses) arising from or incidental to the Services up to $1,000,000 per occurrence. Contractor shall not be liable to the extent such physical damage or physical loss is caused by Company's negligence. Company shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS from any loss or liability





Master Services Contract                                               Page A-12
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

(including reasonable legal fees and expenses) arising from any claim or cause of action for physical damage to or physical loss of Company's tangible property above $1,000,000 per occurrence.

         11.7 Property of Contractor. Any physical damage to or physical loss of Contractor's tangible property shall be the loss of Contractor. Except as otherwise provided in this Master Contract, Contractor shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS from any loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for such physical damage or physical loss. Contractor and its insurers waive any right of recovery against Company for such physical damage or physical loss.

         11.8 Pollution. Contractor shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS from any loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for loss or damage due to pollution or contamination caused by substances in Contractor's possession and control (e.g., fuels, lubricants, motor oils, pipe dope, paints, solvents or garbage). Company shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS from any loss or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for loss or damage arising from pollution or contamination (including products from a well) which emanated from subsurface property or pipelines owned or operated by Company; however, Contractor shall reimburse Company up to $1,000,000 per occurrence to the extent such loss or damage results from Contractor's negligence.

         11.9 Uninsured Subsurface Equipment of Contractor. (FOR DOWNHOLE SERVICES ONLY) Company shall reimburse Contractor for the Depreciated Value of Contractor's uninsured subsurface equipment lost or damaged in the hole below the rotary table by reason of in-hole difficulties unless such in-hole difficulties result from Contractor's negligence. As used in this provision, "Depreciated Value" shall be the agreed replacement value specified in the current Price List(s) on the date of loss (or if there is no such agreed replacement value, then the original purchase price) for such lost or damaged subsurface equipment, less accumulated depreciation at two percent (2%) per month from the date of first usage. When Contractor submits its invoice for loss of equipment, it shall also submit documentary evidence of purchase price (if applicable) and date of first usage. If the equipment can be repaired, Company shall either reimburse Contractor for all reasonable repair costs or pay the Depreciated Value of the equipment, whichever is less. Company shall also reimburse Contractor for all reasonable costs related to shipment of the replacement equipment to the Services site.

         11.10 Formation or Reservoir Damage. (FOR DOWNHOLE SERVICES ONLY) Company shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS from any loss, damage, or liability (including reasonable legal fees and expenses) arising from any claim or cause of action for damage to any geological formation, strata, or reservoir beneath the wellhead or loss of or damage to underground freshwater reservoirs.

         11.11 Loss of Hole. (FOR DOWNHOLE SERVICES ONLY) Notwithstanding anything to the contrary in this Master Contract, Company shall bear all risk and responsibility





Master Services Contract                                               Page A-13
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
for loss of the hole. However, if such loss or damage results from the negligence or other fault of Contractor, then Contractor shall re-perform the Services at zero percent (0%) of the compensation set forth in Exhibit C to the point of such loss or damage.

         11.12 Blowout. (FOR DOWNHOLE SERVICES ONLY) If a well should blowout or crater, Company shall be liable for the cost of killing the well or otherwise bringing it under control. This provision applies only to the direct cost of bringing such well under control and not to the loss of property, injuries, or damages caused by such blowout or crater.

         11.13 Defense. At Company's option and at Contractor's sole expense, Contractor shall defend any litigation, administrative, or adversarial proceeding against Company relating to any loss, damage, or liability for which Contractor has agreed to DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS. At Contractor's option and at Company's sole expense, Company shall defend any litigation, administrative, or adversarial proceeding against Contractor relating to any loss, damage, or liability for which Company has agreed to DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS. If a Party declines to accept a defense, such Party may provide its own defense and it shall be entitled to a contribution from the other Party that is equal to fifty percent of the legal fees and expenses incurred in conducting its defense. Each Party shall notify the other immediately of any claim, demand, or suit relevant to this Master Contract affording such other Party full opportunity to defend itself.

         11.14 Subcontractors. Subcontracts, if any, shall contain waivers of subrogation and indemnification provisions equivalent to those in this Master Contract such that Contractor's subcontractors shall undertake the same indemnification obligations and duties for Company's benefit as does Contractor. If subcontracts contain waivers of subrogation and indemnification provisions which extend to Company, then the indemnification provisions favoring Contractor in this Master Contract shall extend to such subcontractors. If subcontracts do not contain such waivers of subrogation and equivalent indemnification provisions, then subcontractor personnel and property associated with the Services shall be deemed employees and property of Contractor for the limited purposes of these indemnification provisions.

         11.15 Proprietary Rights and Intellectual Property. Except as Company shall deprive Contractor of freedom of choice, Contractor warrants that Company's possession, use or disclosure of information furnished by Contractor to Company, as well as the Services performed for Company by Contractor, shall not violate the proprietary or intellectual property rights of any third party, including copyrights, patents, trade secrets or trademarks. CONTRACTOR WILL UNDERTAKE AT ITS OWN EXPENSE THE DEFENSE of any suit or action based on the alleged violation of the intellectual property rights of any third party, AND WILL HOLD COMPANY FREE AND HARMLESS FROM any damages or other sums that may be assessed in or become payable under any decree or judgment by any Court resulting from such suit or action. Contractor will be fully responsible for and will have sole charge of the defense of any such suit or action. Company will render Contractor reasonable assistance that may be required in the defense of such suit or action at Contractor's expense, and Company shall have the right to be represented therein by advisory counsel of its own selection and at its own expense. Contractor shall not settle or compromise





Master Services Contract                                               Page A-14
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
any such suit or action without the written consent of Company if the settlement or compromise obligates Company to make any payment or part with any property or assume any obligation or grant any licenses or other rights by reason of such settlement or compromise.

         11.16 No Consequential or Punitive Damages. Except (i) for the remedies, indemnification and hold harmless provisions expressly provided in this Master Contract, and (ii) to the extent caused by gross negligence, fraud or willful misconduct, neither Party shall be liable to the other for special, consequential, or punitive damages for lost revenues or profits, cost of capital, lost production or products, liability to third parties for failure to deliver products, loss of opportunity for business with third parties, or punitive or exemplary damages.

         11.17 Legal Fees and Expenses. Except as may otherwise be expressly provided in the Arbitration Procedures, all costs, legal fees, and other expenses incurred by each Party in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Master Contract, including those incurred in any mediation, arbitration, or court proceeding, shall be for the account of, and borne and paid solely by, such Party.

         11.18 Liability Limitations. ANY LIMITATION ON OR EXCULPATION FROM LIABILITY AFFORDED EACH PARTY BY THIS MASTER CONTRACT SHALL BE APPLICABLE REGARDLESS OF WHETHER THE ACTION OR CLAIM IS BASED IN CONTRACT, TORT, STATUTE, STRICT LIABILITY OR OTHERWISE AND SHALL LIKEWISE LIMIT THE LIABILITY OF EACH PARTY'S AFFILIATES, AND THEIR OFFICERS, AND EMPLOYEES.

ARTICLE 12.  TAXES

         12.1 Taxes. Lump-sum compensation shall include sales, use, and other excise taxes arising from performance of the Services. Contractor shall pay applicable taxes directly to its suppliers or to the appropriate tax authorities. If compensation to Contractor is other than lump-sum, Contractor's invoices shall display the total amount of applicable sales, use, and other excise taxes paid or billed by Contractor. Contractor shall not bill Company for sales and use taxes for Services performed in jurisdictions where Company has authority to accrue and pay taxes directly to the appropriate tax authorities. Company will furnish appropriate tax exemption certificates to Contractor.

ARTICLE 13.  COMPLIANCE WITH LAWS

         13.1 Laws and Regulations. Contractor and Company shall comply with, and shall require all others engaged by them to comply with, federal, state, and local laws, rules, and regulations pertaining to the Services. Contractor shall be liable for and shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS against the payment of any fines or penalties levied against Company for Contractor's or its subcontractors' violation of such laws, rules, or regulations. Company shall be liable for and shall DEFEND, INDEMNIFY AND HOLD CONTRACTOR HARMLESS Contractor against the payment of any fines or penalties levied against Contractor for Company's or its other contractors' violation of such laws, rules and





Master Services Contract                                               Page A-15
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
regulations. Notwithstanding any provision to the contrary, Company shall not be responsible for downtime or other charges incurred by Contractor due to such violations caused by Contractor or its subcontractors. Contractor accepts exclusive liability for, and shall DEFEND, INDEMNIFY AND HOLD COMPANY HARMLESS against, payment of contributions, taxes, and penalties for unemployment insurance or compensation, pensions, annuities, benefits, or other amounts related to compensation of personnel engaged by Contractor or its subcontractors, including amounts Company must collect, deduct or pay. To the extent required by law, rule or regulation Contractor and Company shall comply, and require their subcontractors to comply, with the following: The
Immigration Reform and Control Act of 1986 and related regulations; The Equal Opportunity Clause prescribed in 41 CFR 60-1.4 (race, color, religion, sex, national origin); the Affirmative Action Clause prescribed in 41 CFR 60-250.4 (veterans); and the Affirmative Action Clause prescribed in 41 CFR 60-741.4 (handicapped workers); 48 CFR Chapter 1, Subpart 19.7 (Small Business and Small Disadvantaged Business Concerns) and 48 CFR Chapter 1 Subpart 20.3 (utilization of Labor Surplus Area Concerns); Executive Order 12138 (women-owned businesses); 41 CFR 60-1.40 (establishment of a written affirmative action program within 120 days from the Effective Date of this Master Contract); 41
CFR 60-1.7 (filing the Employer Information Report annually); 41 CFR 60-1.8 (non-segregated facilities); The Fair Labor Standards Act of 1938 as amended, and related regulations; 46 CFR Parts 4, 5 and 16, and 49 CFR Parts 40 and 199 (the Anti-Drug Plan and Drug Testing requirements of the U.S. Coast Guard, the U.S. Department of Transportation, and the U.S. Research and Special Programs Administration); and The Clean Air Act, the Occupational Safety and Health Act (regulating the handling and use of asbestos or asbestos-containing material), 40 CFR Part 61 Subparts A and M, 29 CFR 1926.58 (Construction, Industrial Standards for Asbestos), 29 CFR 1910.1001 and 1101 (Asbestos), 29 CFR 1910.134 (Respiratory Protection), 29 CFR 1910.20 (Medical), and all other applicable state rules and regulations for the abatement of asbestos materials.

ARTICLE 14.  ETHICS AND CONFLICTS OF INTEREST/AUDITS

         14.1 Ethics and Conflicts of Interest. Contractor shall not, directly or indirectly, pay salaries, commissions or fees, or make payments or rebates to employees or officers of Company. Contractor shall not favor employees or officers of Company, or designees of such employees or officers, with gifts or entertainment of significant cost or value, or with services or goods sold at less than full market value. Contractor shall not enter into business arrangements with employees or officers of Company, unless such employees or officers are acting as representatives of Company.

         14.2 Audits. Contractor shall maintain, in accordance with generally accepted accounting principles and practices, records reflecting the accuracy of Contractor's charges, including invoices for compensation, and other information as Company may reasonably require in connection with this Master Contract. Contractor shall preserve such documents, without receipt of additional compensation, for at least two (2) years after the date of final payment. Upon reasonable notice and during normal business hours, Company may audit such documents to verify compliance with this Master Contract and may inspect Contractor's facilities used to perform the Services. Contractor shall cooperate fully with Company during audits performed under this Section 14.2, including furnishing to Company copies of all requested documents (other than





Master Services Contract                                               Page A-16
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL
attorney/client privileged documents), except for information with respect to Contractor's prices for services and work provided to third parties, which Company may audit only by way of an independent auditing firm which shall not disclose the identity of the third party associated with such information to Company. Company may also obtain statements from Contractor's personnel to conduct audits.





Master Services Contract                                               Page A-17
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

ARTICLE 15.  GOVERNING LAW, MEDIATION, AND ARBITRATION

         15.1 Governing Law. EXCEPT FOR SERVICES PERFORMED OFFSHORE, THIS MASTER CONTRACT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING THE TEXAS RULES ON CONFLICTS OF LAWS. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO MUTUALLY WAIVE THE PROVISIONS OF TEX. BUS. COM. CODE ANN. CH. 17, AS AMENDED. FOR SERVICES PERFORMED OFFSHORE, THE PROVISIONS OF THIS MASTER CONTRACT SHALL BE CONSTRUED IN ACCORDANCE WITH THE GENERAL MARITIME LAW OF THE UNITED STATES OR, IF IMPERMISSIBLE, WITH THE LAWS OF THE STATE APPLICABLE TO THE SERVICES. "Offshore" shall be defined as all areas in, on, above, or under the navigable or territorial waters of the United States or its Outer Continental Shelf, including all streams, tributaries, rivers, bayous, bays, oceans, and the Gulf of Mexico, whether or not within the boundaries of any state, and including (i) all Services of Contractor immediately adjacent to said waters, such as Services involving operations on docks, wharves, piers, or terminals, or vessel loading, (ii) all Services of Contractor directly connected with a job site in, on, above, or under said waters, such as the transport of personnel and equipment to or from the job site, and (iii) all Services on, above, or under artificial islands, fixed structures, floating structures, or vessels located in said waters.

         15.2 Mediation and Arbitration. Compliance with this Section 15.2 shall constitute a condition precedent to either Party seeking judicial enforcement of any provisions of this Master Contract. Any dispute concerning this Master Contract shall be resolved under the mediation and binding arbitration procedures of this Section 15.2 and Exhibit G to the Master Contract. Company and Contractor will first attempt in good faith to resolve all disputes by negotiations between management level individuals who have authority to settle the controversy. If either Party believes further negotiations are futile, such Party may initiate the mediation process by so notifying the other Party in writing. Both Parties shall then attempt in good faith to resolve the dispute by mediation in Houston, Texas, employing management level individuals with authority to settle the dispute, in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes, as such procedure may be modified by mutual agreement of the Parties. If the dispute has not been resolved pursuant to mediation within sixty (60) days after initiating the mediation process, the dispute shall be finally resolved through binding arbitration under the terms and provisions of the arbitration procedures hereby adopted by the Parties that are attached as Exhibit G to the Master Contract ("Arbitration Procedures").

ARTICLE 16.  MISCELLANEOUS

         16.1 Independent Contractor. Contractor is an independent contractor. The employees, methods and equipment supplied or used by Contractor, its subcontractors, or lessors shall at all times be under Contractor's exclusive direction and control. Contractor, its employees, and subcontractors shall not be employees, agents, partners, or joint venturers of Company. Company shall not direct or control the method or manner in which Contractor performs the Services, but shall be interested only in securing the desired results.





Master Services Contract                                               Page A-18
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

         16.2 Subcontracting. Without the prior written consent of Company, which may be withheld for any reason including convenience (but subject to Section 7.1 of the Master Contract), Contractor shall not assign or transfer the performance of the Services, in whole or in part, nor contract any of the Services to a subcontractor or other third party. The terms of this Master Contract shall be incorporated into all tier subcontracts.

         16.3 Confidentiality. Contractor agrees that information (e.g., drawings, designs, software, and business plans) owned or licensed and furnished by Company to Contractor or information developed under this Master Contract is the personal property of Company. Contractor shall (i) hold such information in confidence, (ii) use such information solely for purposes of implementing this Master Contract, and (iii) impose the same obligation upon its subcontractors. Termination or expiration of this Master Contract shall not relieve Contractor of its obligations under this Section 16.3. Contractor shall provide Company with originals and all copies of information used or developed under this Master Contract, which shall become Company's property; however, Contractor may retain one copy for its files. Any confidential information of third parties which Contractor has been authorized to receive under this Master Contract shall be governed by the terms of such separate agreements authorizing such disclosures including the obligations of confidentiality and restrictions on use.

         16.4 Inventions. Contractor shall disclose to Company any inventions or improvements, patentable or unpatentable, made by Contractor, its employees, consultants and subcontractors, either made alone or jointly with others, as a result of the Services performed hereunder. Contractor, to the extent it has the lawful right to do so, hereby grants to Company and to their assignees a worldwide, irrevocable immunity from suit for the use in all countries of any discovery, invention or improvement, patentable or unpatentable, patented or unpatented, made by Contractor, its employees, consultants and subcontractors, in or as a result of the performance of the Services hereunder. Such immunity from suit shall extend to operations where Company has a bona fide commercial interest, including operating arrangements and joint ventures where Company has a minority or non-controlling interest and includes situations where Company is not an operator.

         16.5 Nondisclosure and Publicity. Contractor shall not, without Company's prior written consent, disclose to others (i) the terms and conditions under which Company has purchased or plans to purchase Services or materials from Contractor, or (ii) the structure or composition of articles or materials, information, or methods which are provided by Company, except when such disclosure is necessary to provide the Services required under this Master Contract or as required by law. Contractor shall not, without the prior written consent of Company, use Company's name in connection with any publicity, release, advertisement, or other publication. Notwithstanding the foregoing, Contractor shall have no obligation of confidentiality under this Master Contract with respect to information that (i) is already in the possession of Contractor at the time of disclosure without previous binder of secrecy to Company, (ii) is acquired independently from a third party that has the right to disseminate said information at the time acquired by Contractor,
(iii) is already in possession of the public or becomes available to the public other than through the act or omission of Contractor, or (iv) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that





Master Services Contract                                               Page A-19
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

Contractor shall give written notice to Company prior to such disclosure). Contractor may disclose such confidential information to its attorneys, accountants, financial advisors, and lenders as may be necessary or convenient, who shall be advised of the confidential nature of the information and who have agreed in writing not to disclose and to use the same only for the specific purposes for which they have been engaged by Contractor and only for the benefit of Contractor or Company.

         16.6 Force Majeure. Except for the obligation to make payment for Services performed or goods delivered or other financial obligations due under this Master Contract, neither Party shall be liable for nonperformance under this Master Contract to the extent caused by circumstances beyond the control of the non-performing Party including, but not limited to, governmental decrees, laws, acts of God, strikes or other concerted acts of workers, bomb threats, fires, floods, explosions, riots, war, and sabotage. The non-performing Party shall diligently attempt to remove the cause(s) of the force majeure. If Contractor is affected by an event of force majeure, it shall notify Company as soon as practicable in writing of the occurrence and the extent to which the occurrence will impact Contractor's performance under this Master Contract. If Contractor does not give such notice, it may not claim force majeure as a defense. If, in Company's opinion, an event of force majeure will delay Contractor's performance of any Services then requested and in progress for a period of more than seven (7) days, Company may terminate such Services without giving rise to any claim for compensation from Contractor other than for Services completed up to the time of termination.

         16.7 Subcontractor Obligations. Contractor's obligations to Company under this Master Contract shall be binding upon all of its subcontractors and lessors contributing to the Services. Contractor shall incorporate the provisions of this Master Contract into such subcontracts and leases.

         16.8 Minority Business Utilization. Contractor shall provide maximum practicable use of minority subcontractors and suppliers in performance of the Services. Minorities include, but are not limited to, Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, and Asian-Indian Americans. A minority business is at least 51% owned by a minority or group of minorities and has its management and daily business controlled by one or more such individuals. At Company's request, to the extent available Contractor shall report the dollar amounts paid by Contractor to minority subcontractors and suppliers for goods and Services used in performance of the Services.

         16.9 Severability. If a provision of this Master Contract is determined to be void or unenforceable, this finding shall not render other provisions void or unenforceable.

         16.10 Waiver. The waiver on the part of any Party to this Master Contract of one or more of its rights under this Master Contract shall not represent a continuing waiver of such rights or prohibit such Party from demanding the full performance of the other Party's obligations under this Master Contract.





Master Services Contract                                               Page A-20
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

         16.11 Headings. The headings and captions used in this Master Contract are for convenience only and shall not be deemed to be of a substantive nature in construing this Master Contract.

         16.12 Entire Contract and Contract Modification. This Master Contract reflects the entire agreement between the Parties with respect to the provision of Services. Except for any confidentiality agreements between the Parties, all other oral or written agreements, contracts, understandings, conditions, or representations with respect to the provision of Services are superseded by or merged into this Master Contract. No modification of this Master Contract shall be of any force or effect unless it (i) is in writing,
(ii) reflects the effective date of the modification, (iii) is signed by both Parties, and (iv) expressly indicates that it modifies this Master Contract.

         16.13 Relationship. Neither Company nor Contractor intend to create a partnership, joint venture, agency, association, trust or other legal entity between the Parties, or to constitute either Party as a partner or agent of the other Party, and neither this Master Contract nor any of the operations or activities hereunder or pursuant hereto shall be construed or considered as creating such a relationship or constituting either Party as a partner or agent of the other Party or to impose a partnership, principal-agent or fiduciary, duty, obligation, or liability between or with respect to the Parties hereto.

         16.14 No Rights Given to Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person or entity (other than the Parties, their Affiliates and the Persons indemnified under Article 11 hereof) any rights or remedies under or by reason of this Master Contract.

         16.15 Other Third Party Services. Contractor is providing Services to Company under this Master Contract on a non-exclusive basis. Company shall have the right to enter into contracts or other arrangements with its Affiliates or third parties for services equivalent to those offered by Contractor hereunder as may be necessary or convenient, and Company is not restricted by this Master Contract from contracting for the same from other providers.

         16.16 Execution in Counterparts. Each text of this Master Contract may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.





Master Services Contract                                               Page A-21
Exhibit A -- General Terms and Conditions                           CONFIDENTIAL

                                   EXHIBIT B

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                               SCOPE OF SERVICES

ARTICLE 1.  SCOPE OF SERVICES

The scope of Services to be provided by Contractor on a non-exclusive basis will include, but not be limited to, those listed as the Services in Article 2 below all in accordance with the respective standards and technical specifications detailed in the referenced Exhibits. The exact scope of Services and in particular the manner in which they are provided may be revised or further determined by the authorized representatives of Company. Where Contractor is requested to undertake Services not detailed in this Exhibit B - Scope of Services, then such Services will be the subject of an executed Request for Services or an amendment to this Master Contract.

However, notwithstanding anything to the contrary herein provided, Company reserves the right, at its sole discretion, to amend its standards and technical specifications, or its safety, environmental and ethics policies and procedures at any time upon issuing notice to Contractor. Contractor shall, within a reasonable amount of time bring the Services into compliance with such changes. Should such changes impact pricing, Contractor shall issue notice of the impact, together with documentation, as a direct result of the change in price, which Company will approve by amendment to Exhibit C prior to the commencement of Services to be performed under the new prices.

ARTICLE 2.  THE SERVICES

Company and Contractor herein define their intentions, understandings and agreement that the basis of Services provided shall be as set forth in this Exhibit B, Exhibits B 2.01 through B 2.21 or such other Exhibits as may be mutually agreed to be included by amendment hereto. These Exhibits B 2.01 through B 2.21 reflect Company's minimum requirements and are general in nature. Company reserves the right, at its sole election at any time, to issue its more specific plans for particular wells or requested Services and Contractor agrees to undertake the provision of its Services in accordance with such specific requirements. Contractor shall arrange for its personnel, material and equipment to be available, willing, ready, and able to perform the below listed Services for Company:

         2.01 BOP & Nipple Up. Refer to the attached Exhibit B 2.01 for Company's general scope of work.





Master Services Contract                                                Page B-1
Exhibit B -- Scope of Services                                      CONFIDENTIAL

         2.02 Casing & Laydown. Refer to the attached Exhibit B 2.02 for Company's general scope of work.

         2.03 Coiled Tubing. Refer to the attached Exhibit B 2.03 for Company's general scope of work.

         2.04 Contract Drilling. Refer to the attached Exhibit B 2.04 for Company's general scope of work.

         2.05 Contract Personnel. Refer to the attached Exhibit B 2.05 for Company's general scope of work.

         2.06 Directional Drilling. Refer to the attached Exhibit B 2.06 for Company's general scope of work.

         2.07 Equipment Rental. Refer to the attached Exhibit B 2.07 for Company's general scope of work.

         2.08 Fast Line. Refer to the attached Exhibit B 2.08 for Company's general scope of work.

         2.09 Fishing Equipment. Refer to the attached Exhibit B 2.09 for Company's general scope of work.

         2.10 Mud / Fluids. Refer to the attached Exhibit B 2.10 for Company's general scope of work.

         2.11 Pipeline Construction. Refer to the attached Exhibit B 2.11 for Company's general scope of work.

         2.12 Pumping. Refer to the attached Exhibit B 2.12 for Company's general scope of work.

         2.13 Site Construction. Refer to the attached Exhibit B 2.13 for Company's general scope of work.

         2.14 Snubbing. Refer to the attached Exhibit B 2.14 for Company's general scope of work.

         2.15 Trucking. Refer to the attached Exhibit B 2.15 for Company's general scope of work.

         2.16 Tubular Inspection. Refer to the attached Exhibit B 2.16 for Company's general scope of work.





Master Services Contract                                               Page B-2
Exhibit B -- Scope of Services                                      CONFIDENTIAL

         2.17 Welding. Refer to the attached Exhibit B 2.17 for Company's general scope of work.

         2.18 Well Test / Flowback. Refer to the attached Exhibit B 2.18 for Company's general scope of work.

         2.19 Wireline-Electric. Refer to the attached Exhibit B 2.19 for Company's general scope of work.

         2.20 Wireline-Slick. Refer to the attached Exhibit B 2.20 for Company's general scope of work.

         2.21 Workover. Refer to the attached Exhibit B 2.21 for Company's general scope of work.

ARTICLE 3.  CALL OUT

         3.01 Contractor's Response to Company's Request for Services. Upon Company's issuance of a Request for Services, Contractor shall provide within a reasonable time frame (consistent with Company's requirements), its confirmation or not of its acceptance of the Request for Services.

         3.02 Scheduling. Company shall use its best efforts to keep Contractor appraised of Company's forecast work plans and schedules.

         3.03 Request for Services - Call Out. Whether Company requests Services from Contractor through a Request for Services, oral request, or competitive bid, Contractor shall have a minimum of seventy-two (72) hours prior notice that it has been awarded the Services. After the award of Services, Company shall endeavor to give a minimum of twelve (12) hours advance notice of when Contractor's crews and equipment are required to be on site to perform the Services. In the event Contractor cannot respond within the time required by Company's request and notices, then Contractor shall notify the Company accordingly and it will be considered that the Services request is withdrawn and of no further effect. Contractor may refuse to perform any Company Services request, howsoever made, which does not provide Contractor with the minimum notice periods herein provided, and it will be considered that the Services request is withdrawn and of no further effect. In addition to the foregoing but only for the calendar year 1997, Company shall not request, in any manner, the contemporaneous performance of Services for Company which would exceed Contractor's capacity limitations of equipment or qualified manpower, as such capacity and quantities are described in Article 5 of this Exhibit B.

ARTICLE 4.  CONTRACT MANAGEMENT BOARD

         4.01 Contract Management Board Purpose. Each Party shall participate in a Master Contract management board ("CMB"). The purpose of this board is to provide the forum for the Parties to express and resolve issues arising. A CMB meeting may be called by either Party upon





Master Services Contract                                               Page B-3
Exhibit B -- Scope of Services                                      CONFIDENTIAL
its issuance of notice to the other of: a listing of the particular issues needing to be addressed, a brief history of the reason for conducting the meeting in terms of describing the steps taken to resolve the issues prior to meeting, as well as the proposed meeting date, time and venue.

         4.02 CMB Membership. The CMB shall be comprised of the appointed representatives from each Party, the Company's Operations Manager, Contractor's appointed Manager serving as its Single Point of Contact for all Services, and either Party may invite upon mutual agreement such additional staff as are necessary to serve as experts in the specific areas of work to be discussed.

         4.03 Conflict Resolution Process. The process for resolving issues or conflicts arising shall in all instances first start with the on-site field representatives. Secondly, the respective Company discipline manager and Contractor's service manager shall be apprised and seek to resolve issues arising. Issues not resolved after the second step may be submitted to the CMB. Should the CMB fail to resolve the conflict the CMB may submit the issue for resolution in accordance with the agreed Master Contract terms for required mediation and binding Arbitration Procedures as provided in Section 15.2 of Exhibit A and Exhibit G to the Master Contract.

ARTICLE 5.  CONTRACTOR'S 1997 CAPACITY

         5.01 Available Equipment and Crews. Following is Contractor's capacity limitation of equipment and qualified manpower for each type of Services described in this Exhibit B for calendar year 1997, all of which will be available to Company for its requested Services in 1997, subject to the terms of this Master Contract:

Service                           Personnel                 Equipment
-------                           ---------                 ---------
BOP & Nipple Up                   27                        9 units

Casing & Laydown                  40 (5 crews)              5 machines

Coiled Tubing                     6                         1 unit

Contract Drilling
Auger Rig                         2-4 (1 crew)              1 unit
Surface Casing Rig                2-4 (1 crew)              1 unit

Contract Personnel                35 (7 crews)              Rigwasher
                                                            Sandblaster
                                                            Clean
                                                            Drifting

Directional Drilling              6 Operators               Steering Tools

Equipment Rental                                            Stabilizers





Master Services Contract                                               Page B-4
Exhibit B -- Scope of Services                                      CONFIDENTIAL

                                                                             Drilling Jars

Fast Line                                  15                                3" Fastline (69 miles)
                                                                             4 Submersibles
                                                                             35 3 x 4 Skid Pumps

Fishing Equipment                          4 Supervisors                     All fishing tools and equipment
                                                                             necessary for open and cased
hole.

Mud / Fluids                               28                                20 Mud Cleaners
                                           12 Engineers                      Service up to 30 drilling rigs
                                                                             and waterbase for P&A's.

Pipeline Construction                      60                                3 Pipeline spreads at once
                                                                             15 Sidebooms
                                                                             9 Dozers
                                                                             6 Maintainers
                                                                             5 Trenders
                                                                             8 Backhoes

Pumping                                    107 (Frac)                        2 15,000 HP Fleets
                                                                             6 100 bbl/min. Blenders
                                           30 (Cement)                       6 Twin Cementers
                                                                             6 Bulk Cement Field Bins

Site Construction                          60                                4 Locations per week
                                                                             10 Dozers
                                                                             4 Rollers
                                                                             2 Trackhoes
                                                                             5 Maintainers

Snubbing                                   6                                 1 Unit (150,000#)

Trucking                                   168                               20 Pole Trucks
                                                                             5 Tandems
                                                                             10 Winch Trucks
                                                                             11 Haul Trucks
                                                                             2 Cranes
                                                                             3 Forklifts
                                                                             63 Vacuum Trucks
                                                                             10 Mud & Chemical Flatbeds

Tubular Inspection                         16 (4 crews)                      2 Casing Units





Master Services Contract                                               Page B-5
Exhibit B -- Scope of Services                                      CONFIDENTIAL

                                                                             2 Drill Pipe Units

Welding                                    108                               40 Welding Rigs

Well Test / Flowback                       61 (15 crews)                     30 Manifolds
                                                                             5 Test Separators

Wireline-Electric                          15 (5 crews)                      5 Cased Hole Trucks

Wireline-Slick                             11 (5 crews)                      5 Units

Workover                                   54                                9 Rigs (550 - 350 HP)
                                           12 Toolpushers                    8 Power Swivels
                                           2 Foremen                         10 Triplex Pumps





Master Services Contract                                               Page B-6
Exhibit B -- Scope of Services                                      CONFIDENTIAL

                                   EXHIBIT C

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                            PRICING AND COMPENSATION

ARTICLE 1.  PRICES

Contractor shall invoice Company and receive as compensation for its Services the net result of the prices below less applicable discounts. Except in those instances when requested Services are covered by a specific bid price or a mutual written agreement (or Request for Services or written confirmation) on the cost to perform a particular job, Contractor shall receive payment for those Services provided as set forth in this Exhibit C in the following Sections C 1.01 through C 1.21, in Contractor's price book dated May 1, 1997, or such other pricing as may be mutually agreed to be included by amendment hereto (hereinafter referred to as Contractor's "Price List(s)" as the case may be). Additionally, subject to Article 2 below, the Parties hereby set forth in Sections C 1.01 through C 1.21 hereof the agreed discount rates to be applied to each respective invoice for Services until such discount rate or list price is replaced by new rates or discounts. Contractor shall not receive any compensation if, for any reason after Services are requested, Contractor is unable to carry out requested Services because its personnel, material and equipment were not available, willing, ready, or able to perform the below listed Services for Company.

Contractor's Price Lists follow:

Contractor shall commence the application of the respective following charges, when pricing as per Contractor's Price List and this Exhibit C are in effect, from the time Contractor's personnel, equipment, and supplies are on site and rig up has commenced; until that time Contractor's equipment and personnel are rigged down and released (transportation charges to be added as per services and rates detailed in Contractor's Price Lists and calculated from Contractor's Laredo base to Company's job site). However, provided in the event Contractor has not been permitted by Company to commence its Services within eight (8) hours from arriving at the job site, then Contractor may commence charges regardless whether or not work has commenced.

         1.01 BOP & Nipple Up: Refer to the attached Exhibit C 1.01 for Price List information. Contractor agrees to apply [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.02 Casing & Laydown: Refer to the attached Exhibit C 1.02 for Price List information. Contractor agrees to apply [omitted - confidential] discount as a reduction from this





Master Services Contract                                                Page C-1
Exhibit C -- Pricing and Compensation                               CONFIDENTIAL

Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.03 Coiled Tubing: Refer to the attached Exhibit C 1.03 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.04 Contract Drilling: Refer to the attached Exhibit C 1.04 for Price List information for Services performed with the "Auger Rig" and "Surface Casing Rig". Contractor agrees to apply a [omitted - confidential] discount on the Surface Casing Rig operations - Surface Pipe Drilling "Turn Key" rates, and a [omitted - confidential] discount on the Auger Rig operations - Rathole Drilling and Setting Conductor rates as reductions from this Price List and show such discount on every invoice issued by Contractor to Company for these particular services. Other Contract Drilling Services will be performed at prices which are periodically bid or mutually agreed upon.

         1.05 Contract Personnel: Refer to the attached Exhibit C 1.05 for Price List information. Contractor agrees to apply a [omitted - confidential] discount on equipment rentals and a [omitted - confidential] discount on Contract Personnel as reductions from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.06 Directional Drilling: Refer to the attached Exhibit C 1.06 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.07 Equipment Rental: Refer to the attached Exhibit C 1.07 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.08 Fast Line: Refer to the attached Exhibit C 1.08 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.09 Fishing Equipment: Refer to the attached Exhibit C 1.09 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List, regarding tool rentals, and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.10 Mud / Fluids: Refer to the attached Exhibit C 1.10 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.





Master Services Contract                                                Page C-2
Exhibit C -- Pricing and Compensation                               CONFIDENTIAL

         1.11 Pipeline Construction: Refer to the attached Exhibit C 1.11 for Price List information. Contractor agrees to apply a [omitted - confidential] discount on equipment rentals and a [omitted - confidential] discount on personnel as reductions from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.12 Pumping: Refer to the attached Exhibit C 1.12 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.13 Site Construction: Refer to the attached Exhibit C 1.13 for Price List information. Contractor agrees to apply a [omitted - confidential] discount on equipment rentals and a [omitted - confidential] discount on personnel as reductions from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.14 Snubbing: Refer to the attached Exhibit C 1.14 for Price List information. Contractor agrees to apply a [omitted - confidential] discount on the snubbing unit with its personnel and a [omitted - confidential] discount on equipment rentals as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.15 Trucking: Refer to the attached Exhibit C 1.15 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.16 Tubular Inspection: Refer to the attached Exhibit C 1.16 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.17 Welding: Refer to the attached Exhibit C 1.17 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.18 Well Test / Flowback: Refer to the attached Exhibit C 1.18 for Price List information. Contractor agrees to apply a [omitted - confidential] discount on equipment rental and a [omitted - confidential] discount on personnel as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.19 Wireline-Electric: Refer to the attached Exhibit C 1.19 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.





Master Services Contract                                                Page C-3
Exhibit C -- Pricing and Compensation                               CONFIDENTIAL

         1.20 Wireline-Slick: Refer to the attached Exhibit C 1.20 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

         1.21 Workover: Refer to the attached Exhibit C 1.21 for Price List information. Contractor agrees to apply a [omitted - confidential] discount as a reduction from this Price List and show such discount on every invoice issued by Contractor to Company for this particular service.

ARTICLE 2.  PROCEDURE FOR REVIEW OF PRICE LIST

         2.01 Within 30 days of the receipt of an election by Contractor or Company, the Parties shall conduct a review of the prices and discounts offered herein and determine whether or not said prices and discounts adequately reflect current market conditions for similar Services in the geographic area.

         2.02 Either Party may elect, at any time and at its sole option, to request said review; provided, however, no Party may request a review until at least 180 days have passed from the previous review.

         2.03 The Parties will present the basis for their requested adjustment and mutually agree on both the Price List(s) and the respective discount rates applicable to the elected and reviewed Services or Services for the succeeding period. Once agreed (hereinafter referred to as the "Rate Revision Date"), the former rates shall apply to the end of the applicable Services then in progress, the respective revised rates shall become effective for each of the next requested Services following the Rate Revision Date.

ARTICLE 3.  COMPETITIVE PRICING OR VALUE ADDED SERVICE

In the event it becomes necessary to establish that Contractor's rates are competitive with similar Services being provided within the industry then, the following includes, but is not limited to, the types of examples whereby Competitive Pricing may be determined by the Parties. In absence of a mutually agreed alternative, the Parties will choose one or a combination of the approaches from those set forth below, and Contractor shall, if necessary, amend its rates accordingly:

         3.01 Competitive Bid Tender. Company may request and Contractor agrees to compete by means of a competitive bid for the award of work required by Company.

         3.02 Historical Costs. A good indicator of the expected competitive value added by Contractor is a comparison of Contractor's total cost of Services compared to Company's historical cost to have similar work provided (the two Services compared shall be chosen from those conducted within similar locations and within 180 days prior to the request for a price review hereunder). For instance, if Contractor's unit rates are determined to be 10% below market average, but the total cost of Services inclusive of all the time required to perform and successfully complete Company's planned work to its standards and technical specifications





Master Services Contract                                                Page C-4
Exhibit C -- Pricing and Compensation                               CONFIDENTIAL
exceeds Company's typical average cost, then Contractor has not provided a competitive service. Contractor will amend its rates to be competitive on the basis of its total cost of Services on a historical cost basis.

         3.03 Agreed Price. Another method to establish expected competitive value added Services provided by Contractor is for Company and Contractor to work together in advance of the commencement of work and mutually agree what the anticipated value of the work is. This could be conducted during the budget process or subsequent AFE development stage and may establish both a cost cap and a reward opportunity for Contractor.

         3.04 Mediation and Arbitration. If Contractor refuses to amend its rates or otherwise is considered by Company not to be competitive, Company may initiate mediation and arbitration under the provisions of Section 15.2 of Exhibit A and Exhibit G to the Master Contract in order for competitive rates to be established for Contractor by such procedures. If Company refuses to consent to Contractor's amendment of its rates, Contractor may initiate mediation and arbitration under the provisions of Section 15.2 of Exhibit A and Exhibit G to the Master Contract in order for competitive rates to be established for Contractor by such procedures.

ARTICLE 4.  THIRD PARTY ITEMS PURCHASED BY CONTRACTOR

         4.01    Third Party Items.  For third party items described in this
Section 4.01 which are procured by Contractor in the performance of Services, Company shall be billed at Contractor's actual cost including discounts, if any, and only for the items actually used in performance of the Services, plus any applicable handling charges as provided in this Section 4.01. Should special tools, materials, goods, apparatus, equipment, or services, other than those (i) designated by Company to be provided directly by Contractor or (ii) for which there is a price stated in Price List(s), be necessary for the performance of the Services hereunder, Company and Contractor shall agree upon the cost and the manner in which they are to be furnished beforehand. Such agreement shall be in writing for any handling fee anticipated to exceed $ 500 for a particular Services request. Company shall not be responsible or charged for any handling fees for third party rentals, unless said charges are approved in writing by Company. If any of the above items are supplied by Contractor, invoices for the same will be submitted at Contractor's cost plus an agreed handling charge based on the following scale:

   Invoice Cost US $                Handling Fee % of Cost
   -----------------                ----------------------
       0 - 1,999                              [omitted - confidential]
     2000 - 19,999
    20,000 - 199,999
  200,000 - and higher

The foregoing handling charge shall apply regardless and in lieu of any administration or handling fee or charge which may be set forth in any Price List(s) or other published prices of Contractor in effect from time to time.





Master Services Contract                                                Page C-5
Exhibit C -- Pricing and Compensation                               CONFIDENTIAL

                                   EXHIBIT D

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                          FORM OF REQUEST FOR SERVICES

ARTICLE 1.  REQUEST FOR SERVICES

Company's Request for Services may be submitted to Contractor by an authorized Company Representative or Designee in various formats. The contents of such documentation shall contain information which may include, but not be limited to the following:

EXAMPLE (To be issued by Company on its Company letterhead to Contractor Representative.)

Date:_______________ (hereinafter "RFS Effective Date")
Contract No.: __________________  AFE No.: ____________________
Contractor's Address:

____________________

____________________

To the Attention of: ____________________

Subject: Request for Services number ____________________, to provide (describe type of Services)

Company requests that Contractor, in accordance with the Master Services Contract dated _____________, 1997, provide the following:

         1.0     Scope of Services

         1.1 General. Contractor shall provide _______________ Services comprised of equipment, personnel and materials as required on or for the [insert description of Company facilities to be served] located approximately
_____________________.

         1.2 Company's Specifications. The Services shall be performed in accordance with the specifications provided in the Master Contract, modified as follows. Company's modified specifications for performing said Services are:
[list modifications]





Master Services Contract                                               Page D-1
Exhibit D -- RFS Form                                              CONFIDENTIAL

         1.3 Equipment. Contractor's equipment to be provided shall include that listed in the Master Contract for the Services specified, and shall in addition include:

                 1.3.1    [list equipment]

                 1.3.2    Mobilization/Demobilization shall be as follows:
         [specify]

         1.4 Personnel. Contractor shall provide fully trained personnel of the types and kinds to fill the positions listed below to conduct the above described Services. Contractor's personnel positions include those listed in the Master Contract for the type of Services being provided, and in addition:

                 Quantity                  Type
                 [list number]             [list positions]

         Point of Origin.  Contractor's Personnel Point of Origin shall be:
[Specify, if required]

         1.5 Materials. Contractor shall provide materials that comply with the Master Contract and Company's specifications in sufficient quantities to perform said Services. Company reserves the right to return to Contractor all unused, unopened containers and packages for full credit as provided in the Master Contract.

ARTICLE 2.  PRICE

         2.1 General. Contractor shall charge for its Services and goods in accordance with those prices specifically listed in Exhibit C of the Master Contract, as the same may be amended by the Parties in writing from time to time in accordance therewith. For other charges not described therein, Contractor's charges shall be based on (i) its published Price List(s), (ii) as specified in its bid, if any, or (iii) as provided below, whichever is less:

If Bid or quoted, then insert the agreed prices:

         2.2     Equipment Charges:
                 [Specify]

         2.3     Personnel Charges:
                 [Specify]

         2.4     Materials and Goods:
                 [Specify]

         2.5     Other Charges:
                 [Specify]

ARTICLE 3.  WORK SCHEDULE





Master Services Contract                                               Page D-2
Exhibit D -- RFS Form                                              CONFIDENTIAL

         3.1 The Services shall be conducted on a work schedule in accordance with the specifications in the Master Contract, or modified as follows: [Specify work basis].

ARTICLE 4.  TERM

         4.1 This Request for Services shall commence on the RFS Effective Date first written above and, unless earlier terminated or extended, continue for the duration of _______________ until Contractor's satisfactory completion of the Scope of Services set forth in Article 1 above. Company and Contractor may, upon mutual agreement, elect to extend this Request for Services for additional time periods.

ARTICLE 5.  INSTRUCTIONS

         5.1 In order to expedite invoice processing and payment, all field tickets shall include actual prices with any applicable discounts noted and also include any applicable Company service or purchase order numbers. When submitting the invoice to Company, the original field ticket, signed by t he Company Representative, Designee, or other authorized individual, must accompany the invoice. Any additional charges not referenced on the signed field ticket shall be sent on a separate invoice.

         5.2 All invoices shall include information sufficient to identify the Services performed: (e.g., rig name, location, well number, facility, lease, or tank battery, a charge code (AFE number, feature number), contract number, and requestor's name and number of and which days personnel and equipment were utilized).

ARTICLE 6.  ACCEPTANCE

         6.1 Contractor is to signify its acceptance of this request for Services by signing in the space provided below and returning an original agreement to the undersigned at the letterhead address.

By Company:_________________________                        Accepted and agreed to this ______day of
                                                            ________, ____, on behalf of Contractor
Name:    _________________________
                                                            By____________________________
Title:           _________________________
                                                            Name: _________________________
Date:            _________________________
                                                            Title: _________________________





Master Services Contract                                               Page D-3
Exhibit D -- RFS Form                                              CONFIDENTIAL

                                   EXHIBIT E

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                          SAFETY, OCCUPATIONAL HEALTH
                 AND ENVIRONMENTAL STANDARDS AND SPECIFICATIONS

ARTICLE 1.  SAFETY, HEALTH, AND ENVIRONMENTAL

         1.1 Laws, Regulations and Procedures. Contractor shall require its employees, agents, invitees, licensees, and others engaged by it to comply with applicable federal, state, local and Company safety, health, environmental and substance abuse laws, regulations and procedures while Contractor is performing the Services. Contractor is responsible for notifying and training these individuals about such laws, regulations, rules, and procedures. Contractor shall designate an on-site representative to supervise safety, health, and environmental matters. Unless stated otherwise, others engaged by Contractor shall include, but not be limited to, Contractor's subcontractors and suppliers along with their employees, agents, invitees, and licensees. Contractor shall acquire a copy of Company's safety rules and procedures and shall require its employees and others engaged by Contractor to attend safety meetings offered by Company. Company's rules and procedures are not determinative of all safety requirements applicable to Contractor and others engaged by it. Unless otherwise agreed in writing, Contractor shall supply all safety and health equipment and materials used in or required by Company in the performance of the Services. Contractor shall have an ongoing safety program and shall maintain related documentation that meets regulatory requirements, if any. Company may inspect and audit Contractor's safety, health, and environmental compliance programs. Contractor shall make available to Company any documentation required to conduct audits. Prior to performing Services, Contractor shall provide a safety, health, and environmental orientation that is satisfactory to Company for the benefit of its employees and others engaged by it. Persons who perform the Services must show evidence of completing this orientation. Contractor shall be responsible for training and alerting its employees and others engaged by it concerning safety, health, and environmental hazards pertaining to the Services. Contractor shall ensure that the Services site is kept free of waste and is left clean and orderly. If Contractor fails in these responsibilities, Company may remove the waste at Contractor's sole risk and expense. Tools, equipment, and materials associated with the Services shall be placed and maintained as to permit unobstructed access to the Services. Equipment placement and material storage shall be at locations satisfactory to Company.

         1.2 Prohibited Items, Substances, and Substance Abuse. "Substance" shall include alcohol, controlled substances (i.e., illegal drugs and prescribed drugs), over-the-counter medication, and any other substance that may be inhaled, injected, absorbed, or taken by mouth that may, in Company's opinion, impair an individual. The use, sale, or possession of controlled





Master Services Contract                                               Page E-1
Exhibit E -- SHE Standards                                          CONFIDENTIAL
substances, or drug paraphernalia, alcoholic beverages, firearms, weapons, explosives, or ammunition on a Company site, or the performance of Services by personnel while under the influence of a Substance, is strictly prohibited. Company shall act to eliminate any prohibited items and Substance use which increases the potential for accidents, absenteeism, poor performance, poor morale, and damage to Company property or reputation. Contractor shall remove from a Company site any employee, agent, invitee, licensee, or other individual engaged by it who violates this provision, and shall notify Company of actions taken. Company may notify law enforcement authorities as appropriate.

                 a. Company may cause searches to be made of personnel, personal effects, and vehicles. Prohibited items and Substances may be confiscated and transferred to appropriate law enforcement authorities. Any individual who refuses to consent to a search shall be required to leave the Company site immediately and will not be allowed to return.

                 b. Contractor shall inform its employees and others engaged by it that compliance with these Prohibited Items, Substances, and Substance abuse provisions is a condition for access to Company sites. Company may require Contractor to test its employees and others engaged by it whenever their behavior creates a reasonable concern that Substance abuse has occurred. In this event, Contractor shall perform the following: (i) carry out, at its expense, an adequate test(s) to determine if Substance abuse by an individual employee has occurred; (ii) immediately remove from the Company site any individual who has been tested until the test results are received; or (iii) immediately remove from the Company site any individual who refuses to submit to a Substance abuse test.

                 c. To the extent permitted by law, Contractor agrees to obtain written consent of individuals tested under this Section 1.2 to allow the test results to be released to Company.

                 d. At Company's request, Contractor shall develop and implement procedures satisfactory to Company for (i) testing Contractor employees for Substance use when Company or Contractor suspects that a performance deviation, an incident, or unusual behavior is related to Substance use, and (ii) randomly selecting and testing for Substance use Contractor's employees who perform critical tasks (as defined by Company) in connection with the Services.

         1.3 Environmental. Contractor shall take all reasonable and necessary precautions in the processing, handling, transportation and disposal of material, product, and waste generated by its operations and equipment. Contractor shall submit Material Safety Data Sheets complying with the Federal Hazard Communication Standard (OSHA 1910.200) and obtain Company approval before introducing hazardous materials onto a Company site. Personal protective equipment for handling hazardous materials, as well as storage, labeling, control, use, and disposal of hazardous materials shall comply with the instructions on the appropriate Material Safety Data Sheets.





Master Services Contract                                              Page E-2
Exhibit E -- SHE Standards                                        CONFIDENTIAL

Contractor shall observe and abide by all applicable pollution prevention and abatement rules and regulations, federal, state, or local, including by way of illustration but not as a limitation, those of the Coast Guard, State Department of Conservation, Department of the Interior, Department of the Army, Environmental Protection Agency, as well as those which may be prescribed by Company. Contractor agrees that, before commencing the Services herein undertaken, it will familiarize itself and its employees with all such rules, as well as others that may be made a condition on the permit of Company for the Services, and that Contractor shall comply with same during the period of time it is performing the Services under this Master Contract.

To the extent practicable equipment shall be designed to help protect the environment. Contractor shall be solely responsible for proper disposal of waste generated by its operations and equipment. Contractor shall insure that its subcontractors comply with the provisions of this Section 1.3.

Contractor acknowledges that hazards may be involved in providing the Services described under this Master Contract. Accordingly, Contractor agrees to take all necessary precautions in the processing, handling, transportation and disposal of material and product involved in this Master Contract, to avoid an unhealthy or unsafe work environment, injuries to individuals, damage to property or pollution. Company may provide Contractor with certain information regarding the material involved under this Master Contract, including procedures for processing, handling, transporting and disposal, as well as toxicological data. Any information supplied by Company shall be the latest information known to Company and relevant to the Services to be provided hereunder. Such information is provided without warranty or representation as to its completeness or suitability in providing the Services herein. The methods employed and the precautions taken to handle Company-owned equipment, if any, material and product shall be determined by and rest solely with Contractor. Contractor agrees to provide its employees with a safe and healthy workplace using, but not limited to, such information as is or may be provided by Company.

Company shall have the right to immediately suspend operations under this Master Contract, without liability to Contractor, if at any time Company in its sole judgment determines that Contractor has violated any of the provisions of this Section 1.3. Further, if Contractor fails to correct any such violation within seven (7) days immediately following Company's notice to Contractor of the violation, Company has the right to terminate this Master Contract.

         1.4 Noncompliance. If Company notifies Contractor of any noncompliance with this Article 1, Contractor shall immediately make all reasonable efforts to correct the noncomplying condition. If Contractor fails to do so, Company may stop all or any part of the Services. This Services stoppage shall not be a basis for a claim by Contractor for extension of the Services schedule, additional compensation, or other damages. Company may terminate this Master Contract immediately if Contractor fails to correct any noncompliance within seven (7) days following notice to Contractor.

         ARTICLE 2.  COMPANY'S SAFETY MANUAL

         2.01 Safety. Contractor shall familiarize itself with the locations where the Services will be performed and the hazards that might be encountered and take all appropriate precautions to





Master Services Contract                                              Page E-3
Exhibit E -- SHE Standards                                        CONFIDENTIAL
protect Contractor's personnel and any other persons who are at any time directly or indirectly affected by the Services.

         2.02 Protective Clothing. Contractor shall, at its expense, provide Contractor's personnel with all necessary protective clothing required at each location where the Services are being performed. Such protective clothing shall include, at a minimum, hard hat, nonslip safety boots, overalls, gloves, hearing protection, breathing apparatus as required, and industrial safety eye protection.

         2.03 Company's Safety Manual. A copy of Company's Safety manual containing its safety rules and procedures is attached hereto as Exhibit E 2.03.





Master Services Contract                                              Page E-4
Exhibit E -- SHE Standards                                        CONFIDENTIAL

                                 EXHIBIT E 2.03

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                               EPNA SAFETY MANUAL

                                   EXHIBIT F

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                     ELECTRONIC DATA INTERCHANGE AGREEMENT

The following provisions, together with Appendices F-1 and F-2 hereto, shall govern electronic data interchange between Company and Contractor:

Contractor and Company desire to (i) facilitate business activities under the Master Contract ("Activities") by electronically sending and receiving data in agreed formats in substitution for conventional paper-based documents, and (ii) assure that such Activities are not invalid or unenforceable in any legal respect as a result of the use of available technologies for the mutual benefit of the Parties, under the following terms and provisions:

Section 1.  Prerequisites

         1.1  Transaction Sets and Standards.

                 1.1.1 Each Party may electronically send to or receive from the other any business documents ("Transaction Sets") listed in Appendix F-1 and any Transaction Sets which the Parties by written agreement add to Appendix F-1. Any transmission of data which is not a Transaction Set shall have no force or effect between the Parties. All Transaction Sets shall be sent in accordance with the standards set forth in Appendix F-1.

         1.2  Third Party Service Providers.

                 1.2.1 Transaction Sets will be sent electronically to each Party through the third party provider ("Provider") specified for that Party in Appendix F-1 or otherwise in writing. Either Party may change a Provider upon 30 days prior written notice.

                 1.2.2 Each Party shall be responsible for the costs of its specified Provider, unless otherwise set forth in Appendix F-1.

                 1.2.3 Each Party shall be liable for the acts or omissions of its specified Provider while sending, receiving, storing or processing Transaction Sets, or performing related actions for such Party. In the event the Parties at any time use the same Provider in connection with the transmission and receipt of a Transaction Set, the sending Party shall be liable for the acts or omissions of such Provider as to such Transaction Set.





Master Services Contract                                               Page F-1
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

         1.3  System Operations.

                 1.3.1 Each Party shall provide and maintain at its own expense the equipment, software, services, and testing necessary to effectively send and receive Transaction Sets.

                 1.3.2 A Party will upgrade to another version of a Transaction Set within 180 days after receiving a written request from the other Party to make such upgrade, provided the requesting Party demonstrates in such written request its business need for such upgrade.

         1.4  Security Procedures.

                 1.4.1 Each Party shall properly use those security procedures specified in Appendix F-1 or, if none are specified, security procedures reasonably sufficient to ensure that all transmission of Transaction Sets are authorized and to protect its business records and data from improper access.

         1.5  Signatures.

                 1.5.1 Each Party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in any Transaction Set by such Party ("Signatures"). Each Party agrees that any Signature of such Party affixed or contained in any sent Transaction Set shall be sufficient to verify such Party as the sender. Each Party shall use the security procedures required by the provisions of this Master Contract to protect the confidentiality of the Parties' Signatures, and neither Party shall disclose to any unauthorized Person the Signature of the other Party.

Section 2.  Receipt of Transmissions.

         2.1  Proper Receipt.

                 2.1.1 Transactions Sets shall not be deemed to have been properly received until accessible to the receiving Party at the Receipt Computer of such Party designated in Appendix F-1. No Transaction Set shall give rise to any obligation unless and until (i) it is properly received, and (ii) a Functional Acknowledgment, if specified in Appendix F-1, is properly received by the sending Party. In addition, a Transaction Set specified in Appendix F-1 as requiring a transaction acknowledgment shall not be binding on either Party unless and until the sending Party properly receives an affirmative transaction acknowledgment. An affirmative transaction acknowledgment is an acceptance of the acknowledged Transaction Set for all legal purposes. Transmission of a Functional Acknowledgement confirming receipt of an affirmative transaction acknowledgement with modifications to the original Transaction Set does not necessarily constitute acceptance of the modifications set forth in the transaction acknowledgement.





Master Services Contract                                               Page F-2
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

         2.2  Garbled Transmissions.

                 2.2.1 In the event any Transaction Set is received in an unintelligible or garbled form, the receiving Party shall notify the sending Party within 48 hours of receipt (if the sending Party is identifiable from the transmission). In the absence of such a notice, the sending Party's records of the contents of such Transaction Set shall govern.

Section 3.  Commercial Terms.

         3.1  Terms and Conditions.

                 3.1.1 This electronic data interchange agreement shall be considered part of any other written agreement referencing it or referenced in Appendix F-1. In the absence of any other written agreement applicable to an Activity effected pursuant to Transaction Sets under this electronic data interchange agreement, such Activity (and any related communication) shall also be subject to those terms and conditions, including any terms for payment, included in Appendix F-2. The terms of this electronic data interchange agreement shall prevail in the event of any conflict with any other terms and conditions applicable to any Activity.

         3.2  Confidentiality.

                 3.2.1 Information contained in any Transaction Set or otherwise exchanged between the Parties shall not be considered confidential except as provided in writing between the Parties, or by applicable law.

         3.3  Validity and Enforceability.

                 3.3.1 This electronic data interchange agreement has been adopted by the Parties to effect Activities pursuant to the electronic transmission and receipt of Transaction Sets.

                 3.3.2 Any Transaction Set properly sent pursuant to this electronic data interchange agreement containing, or to which is affixed, a Signature ("Signed Documents") shall be deemed for all purposes (i) to be a writing or in writing, (ii) to have been signed, and (iii) to constitute an original when printed from electronic files or records established and maintained in the normal course of business.

                 3.3.3 Independent of their status as signed writings, any Signed Documents properly sent pursuant to this electronic data interchange agreement shall, for all legal purposes, be considered to be a part of this electronic data interchange agreement and any other written agreement described in Section 3.1. The conduct of the Parties pursuant to this electronic data interchange agreement, including the use of Signed Documents properly transmitted pursuant to this electronic data interchange agreement, shall, for all legal purposes, evidence a course of performance accepted by the Parties in furtherance of this electronic data interchange agreement.





Master Services Contract                                               Page F-3
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

                 3.3.4 The Parties agree not to contest the validity or enforceability of Signed Documents under the provisions of applicable law requiring that agreements be in writing and signed by the Party to be bound thereby. Signed Documents, if introduced on paper as evidence in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall contest the admissibility of copies of Signed Documents under either business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were not originated or maintained in documentary form.

         3.4  Electronic Payments.

                 3.4.1 Company may, at its option, make payments for Services hereunder by utilizing electronic funds transfer. Contractor agrees to accept payment by such method, and the terms for electronic funds transfers as set forth in Appendix F-2 hereto shall apply to all such payments.





Master Services Contract                                               Page F-4
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

                                 APPENDIX F-1

                      Attached to and Made a Part of The
                           Master Services Contract
                    Dated May 30, 1997 Between Conoco Inc.
                        and TransTexas Gas Corporation


                           STANDARDS AND GUIDELINES

The standards applicable to this electronic data interchange agreement shall be the most current standards prepared by the Legal and Business Controls Task Group, Accredited Standards Committee X12; provided, however, that only the Transaction Sets specified below, as identified in that standard, shall be transmitted pursuant to this electronic data interchange agreement. All data dictionaries and transmission controls referenced in that standard shall be applicable to this agreement. The Transaction Sets will be covered by ANSI ASC X12 Standards, Version/Release 3030.

 TRANSACTION       TRANSACTION      TRANSACTION SET            TRANSACTION      FUNCTIONAL
 -----------       -----------      ---------------            -----------      ----------
 SET NUMBER        SET NAME         PURPOSE                   ACKNMT.           ACKNMT.
 ----------        --------         -------                   -------           -------
                                                              REQUIRED          REQUIRED
                                                              --------          --------
 o    820           Payment Order   Company sends to           Yes              Yes
                   / Remittance     transfer funds and
                   Advise           communicate related
                                    remittance information
                                    to Contractor.

 o    850          Request for      Company sends to          Yes               Yes
                   Services         communicate purchase
                                    requirements.

 o    855          Request for      Contractor needs to       No                Yes
                   Services         communicate Contractor
                   Acknow-          -recommended changes
                   ledgement        to purchase orders
                                    received from Company.
                                    Contractor may
                                    optionally send to
                                    indicate acceptance of
                                    purchase order without
                                    change.

 o    810          Invoice          Contractor sends to       Yes               Yes
                                    communicate invoice
                                    information.

 o    997          Functional       Company and Contractor     No               No
                   Acknowledge-     sent to confirm
                   ment             receipt and
                                    syntactical
                                    acceptability of
                                    primary transaction
                                    documents.




Master Services Contract                                               Page F-5
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

GUIDELINES

The guidelines applicable to this electronic data interchange agreement shall be: (i) the guidelines of the Data Interchange Standards Association, (ii) the Petroleum Industry Data Exchange Committee Implementation Guidelines, and (iii) with respect to the electronic transfer of funds, the Rules of the National Automated Clearing House Association and the Southwest Automated Clearing House Association. In the event of a conflict between these guidelines (and any guidelines which may be hereafter designated by the Parties) and the Master Contract, the Master Contract shall control.

THIRD PARTY SERVICE PROVIDERS

                  Name                      Address                           Telephone Number
                  ----                      -------                           ----------------

 Contractor




 Company
                  MCI                       2560 N. FIRST ST.                 (800) 872-7654
                                            PO BOX 49019, MS=F25
                                            SAN JOSE, CA  95161-9019
              or  ADVANTIS                  3405 W. BUFFALO                   (813) 878-3000
                                            BOX 30104
                                            TAMPA, FL  33630



RECEIPT COMPUTER
----------------

Contractor -



Company -        DUPONT CORPORATE DATA CENTER
                 655 Paper Mill Rd.
                 Newark, DE  19711


Allocation of Provider Costs :

Each Party shall be responsible for the costs of its specified Provider.

Security Procedures :  NONE





Master Services Contract                                               Page F-6
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

                                  APPENDIX F-2

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                                                      ELECTRONIC FUNDS TRANSFERS

Company will initiate payment in electronic funds to Contractor based on the following:

         1. The electronic funds transfer will be made to the financial institution and account number on an appropriate enrollment form.

         2. Company will make payments in accordance with and be governed by the National Automated Clearinghouse Associations's Corporation Trade Payment Rules.

         3. The information Contractor provided on the form is very important. Contractor understands that any change in the information must be communicated to Company by an authorized representative of Contractor in writing to Company in time to allow Company to respond to the change. Company will be considered harmless for any loss which may arise solely by reason of error, mistake or fraud regarding this information.

         4. Payment is initiated within the normal terms of the Master Contract. EFT terms and conditions neither enlarge or diminish the Parties' respective rights and obligations within the Master Contract. Company will consider payment made when Contractor's financial institution has received or has control of the payment transaction. This will occur no later than three
(3) days after the payment obligation is due. If Company initiates payment on a non-banking day at Company's originating bank, the funds transfer will occur the following banking day. In all cases, Banking Day is defined as the day on which both trading partner's banks will be available to transmit and receive these funds transfers.

         5. Company has the right to adjust future payments if payments previously made are found to be duplicate, in excess of requirements, fraudulent or in error.

         6. Company is responsible for its payments due under this Master Contract up to the point where Contractor's financial institution receives or has control over the transaction. Any loss of data at that point will be borne by Contractor unless the loss is due to sole negligence of Company or its originating bank. Contractor should notify Company immediately if payment is not received as described in item 4 (above). Company shall have a reasonable time (not to exceed ten (10) business days) to make said payment.





Master Services Contract                                               Page F-7
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

         7. Electronic funds transfers may be terminated by either Party providing that notification is in writing, and that both Parties agree on the termination date. Otherwise, Company will continue to make electronic payments to Contractor as specified.





Master Services Contract                                               Page F-8
Exhibit F -- Electronic Data Interchange Agreement                 CONFIDENTIAL

                                   EXHIBIT G

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                           ARBITRATION PROCEDURES

Compliance with Section 15.2 of Exhibit A to the Master Contract and these Arbitration Procedures shall constitute a condition precedent to either Party seeking judicial enforcement of any provisions of this Master Contract. If a Dispute concerning this Master Contract has not been resolved pursuant to mediation as provided in said Section 15.2 within sixty (60) days after initiating the mediation process, the Dispute shall be finally resolved through binding arbitration under the following Arbitration Procedures hereby adopted by the Parties:

ARTICLE 1.  DEFINITIONS

         Except as set forth below or otherwise defined herein, all capitalized terms used in this Exhibit G shall have the meaning assigned to those terms in this Master Contract or the Rules (as hereafter defined), as applicable.

         1.1 The term "Arbitration Act" means the United States Arbitration Act, 9 U.S.C. Sections 1-16, as amended from time to time.

         1.2     The term "CPR" means Center for Public Resources, Inc.

         1.3 The term "Disputes" has the meaning assigned in Section 2.1 of this Exhibit G.

         1.4 The term "Notice of Intent to Arbitrate" has the meaning assigned in Section 4.1 of this Exhibit G.

         1.5 The term "Rules" means the CPR Non-Administered Arbitration Rules & Commentary, as revised by CPR in 1995, a copy of which is attached to this Exhibit G as Appendix G-1. Any reference in this Agreement to a "Rule" shall be a reference to the relevant section or provision of the Rules.

         1.6 The term "Single Arbitrator" means, with respect to an arbitration proceeding under this Agreement, the single arbitrator selected pursuant to Section 4.2 of this Exhibit G by CPR or by the agreement of the Parties to that arbitration proceeding.

         1.7 As used in this Exhibit G, the term "Tribunal" means, with respect to an arbitration proceeding under this Agreement, the panel of three arbitrators selected pursuant to Rule 4.2 by CPR or by the agreement of the Parties to that arbitration proceeding. As used in the Rules, the




Master Services Contract                                                Page G-1
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL
term "Tribunal" also includes any Single Arbitrator selected to preside over an arbitration proceeding under this Agreement.

ARTICLE 2.  AGREEMENT TO ARBITRATE

         2.1 Arbitrable Disputes. Subject to the other terms and provisions of this Exhibit G, any and all controversies, claims, counterclaims, cross-claims, defenses to claims, demands, disputes, and other matters in question (collectively, "Disputes") arising directly or indirectly from, out of, with respect to, or in connection with the Master Contract will be resolved and decided by final and binding arbitration between the Parties to the Dispute in accordance with this Exhibit G, if not resolved by negotiations or mediation between the Parties as provided in Section 15.2 of Exhibit A to the Master Contract; together with all aspects of this Exhibit G, including the validity and enforceability of this Exhibit G, the construction and interpretation of this Exhibit G or the Rules, and the scope of the arbitrable issues or defenses to arbitrability.

         2.2 Non-Arbitrable Disputes. Notwithstanding anything in this Exhibit G to the contrary, the following matters are not subject to arbitration under this Exhibit G unless the Parties otherwise agree in writing: any Dispute between the Parties that is subject to adjudication or determination by a government regulatory agency, including the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Railroad Commission of Texas or the Texas Natural Resources Conservation Commission.

         2.3 Governing Rules. Any arbitration proceeding conducted under this Exhibit G shall be governed by the Arbitration Act. All Disputes shall be arbitrated in accordance with this Exhibit G, the Arbitration Act, and the Rules; provided, that in the event of any conflict or inconsistency between the terms of this Exhibit G and the Arbitration Act or Rules, the terms of this Exhibit G shall control.

         2.4 Location of Arbitration Proceedings. Unless otherwise agreed by all of the Parties involved in a Dispute to be resolved under this Exhibit G, all arbitration proceedings under this Exhibit G shall be conducted in Houston, Harris County, Texas at a location reasonably acceptable to all of the Parties to that Dispute.

         2.5 Arbitration Binding. The arbitration process under this Exhibit G is binding upon the Parties and any arbitration proceeding conducted under this Exhibit G, subject to Section 7.4 of this Exhibit G, shall constitute the final resolution of any Dispute to the same extent as a final judgment of a court of competent jurisdiction. The Parties agree that they will not take any action inconsistent with the provisions of this Exhibit G including: (i) challenging the validity or enforceability of this Exhibit G,
(ii) suing in any forum except to enforce the provisions of this Exhibit G or any award in an arbitration proceeding under this Exhibit G, and/or (iii) asserting or otherwise attempting to revive the claims and liabilities relating to any Dispute resolved and extinguished as contemplated by this Exhibit G.

         2.6 Violation. Subject to Section 2.1 of this Exhibit G, if any Party fails to perform its obligations under this Exhibit G or under any award rendered pursuant to this Exhibit G, and





Master Services Contract                                                Page G-2
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL
another Party shall bring a suit, an action, or other proceeding to enforce the performance of this Exhibit G or the payment or performance of any award, the Party so failing to perform or to make payment shall pay all costs and expenses of whatever kind or nature, including attorneys' fees and court costs, incurred by the other Party in connection with the successful enforcement of such obligations.

         2.7 Interim Measures. Notwithstanding any provision in this Exhibit G to the contrary, any Party may seek temporary injunctive relief or other interim measures from a court of law necessary to preserve the status quo or prevent irreparable harm or injury to a Party pending the resolution of any Dispute subject to this Exhibit G. However, nothing in this Section 2.7 shall limit the power of any Single Arbitrator or Tribunal appointed pursuant to this Exhibit G to take interim measures under the Rules with respect to any such Dispute.

ARTICLE 3.  LIMITATIONS

         3.1 Tolling of Limitations. All statutes of limitations applicable to any Dispute shall apply to any arbitration proceeding under this Exhibit G in accordance with applicable law. However, the giving of a notice for mediation under Section 15.2 of Exhibit A to the Master Contract (with respect to the period during which the mediation is proceeding) and the giving of a Notice of Intent to Arbitrate (as to periods thereafter) shall serve to toll any applicable statute of limitations with respect to the Disputes identified in any such notices.

ARTICLE 4.  ARBITRATION PROCESS

         4.1 Arbitration. If the Parties are unable to resolve any Dispute set forth in the mediation notice within sixty (60) days after initiating the mediation process, or such later date as may be agreed by the Parties, any Party may submit the Dispute, and any other matters reasonably related or ancillary to a Dispute, to binding arbitration in accordance with the procedures set forth in this Exhibit G. An arbitration proceeding under this Exhibit G shall be initiated by a Party by delivering to the other Party or Parties a notice stating that such Party intends to arbitrate the Dispute (a "Notice of Intent to Arbitrate").

         4.2 Selection of Arbitrator(s). Except as further provided in this Section 4.2, all arbitration proceedings under this Exhibit G shall be before a single arbitrator selected by the Parties to such proceedings as provided in Rule 5.3; provided, that (notwithstanding the provisions of Rule 5.3) if the Parties are unable to agree upon a single arbitrator within fifteen
(15) calendar days following the earlier of (i) receipt of the notice of defense provided in Section 3.4 of the Rules or (ii) the expiration of the period under the Rules in which the notice of defense must be submitted, the arbitrator shall be selected by CPR in accordance with Rule 6.4. Notwithstanding the foregoing, prior to the selection of an arbitrator any Party may request that the arbitration be before a Tribunal of three (3) arbitrators. If a Tribunal is requested, the panel of arbitrators shall be selected by CPR as provided in Rule 6.4. The arbitrators for the Tribunal shall be selected from a list of candidates supplied by CPR. Notwithstanding Rule 6.4(b), CPR shall submit to the Parties to the arbitration proceeding two
(2) lists of arbitrators; one such list shall be a list of candidates for chairman of the Tribunal and the second list for the remaining two (2) arbitrators.





Master Services Contract                                                Page G-3
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL

The candidates for chairman and the other arbitrators shall have the qualifications set forth in Section 4.3 of this Exhibit G. Candidates on one list may also be identified on the other list. CPR shall first select the chairman of the Tribunal and then the remaining two (2) arbitrators. If the person selected as the chairman is identified on both lists, such person shall be removed from the second list of candidates.

         4.3 Qualification of Arbitrators. All arbitrators in any arbitration proceeding under this Exhibit G must be independent, impartial, and experienced in arbitration proceedings. Each arbitrator must have at least ten
(10) years experience as a practicing attorney or as a member of the judiciary and be knowledgeable as to the subject matter and substantive law involved or relevant to the Dispute. If the arbitration proceeding is before a Tribunal, in addition to the other qualifications of an arbitrator set forth above, the chairman of the Tribunal must also have at least fifteen (15) years experience as a practicing attorney or as a member of the judiciary and be knowledgeable as to the subject matter and substantive law involved or relevant to the Dispute. In no event may any arbitrator have previously been an employee, attorney, agent, representative, consultant, or contractor of any Party, or any of their respective officers, directors, shareholders, or Affiliates.

ARTICLE 5.  PROCEEDINGS INVOLVING RELATED PARTIES

         5.1 Joint Action. Notwithstanding anything in this Exhibit G to the contrary, (i) with respect to any Dispute involving more than one entity of Company, Company and its Affiliates requesting Services must act together in concert in the selection of a Single Arbitrator or Tribunal under Section 4.2 of this Exhibit G (and collectively must submit a single preference list for arbitrator candidates under Rule 6.4), and must jointly submit a single joint Notice of Intent to Arbitrate, and/or notice of defense, and (ii) with respect to any Dispute involving more than one entity of Contractor, TransTexas Gas Corporation, TransTexas Drilling Services, Inc., and their Subsidiaries providing Services must act together in concert in the selection of a Single Arbitrator or Tribunal under Section 4.2 of this Exhibit G (and collectively must submit a single preference list for arbitrator candidates under Rule 6.4), and must jointly submit a single joint Notice of Intent to Arbitrate, and/or notice of defense.

ARTICLE 6.  POWERS OF ARBITRATORS

         6.1 Powers. Subject to Section 6.2 of this Exhibit G, the Single Arbitrator or Tribunal, as the case may be, shall have all of the rights, powers, and authority provided generally under the Rules and, without limiting the powers conferred under the Rules, the Single Arbitrator and Tribunal:

                 (i) are empowered to resolve any Disputes by summary rulings substantially similar to judicial summary judgments and motions to dismiss; and

                 (ii) subject to the terms of the Transaction Documents, may grant any remedy or relief, at law or in equity, deemed just and equitable and within the scope of the provisions of this Exhibit G and applicable law, and may also grant such ancillary relief as is necessary to make effective any award.





Master Services Contract                                                Page G-4
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL

         6.2     Limitation on Powers.

                 (i) The Single Arbitrator's or Tribunal's powers will be limited to resolution of the issues submitted to the Single Arbitrator or Tribunal by the Parties to the Dispute, and the Single Arbitrator or Tribunal will not have the authority to alter, amend, or modify any of the terms and conditions of this Exhibit G or any other part of the Master Contract.

                 (ii) The award shall not provide or create any rights or benefits in any person or entity which is not a Party to this Exhibit G, and this Exhibit G and any arbitration award rendered pursuant to this Exhibit G shall not be construed as a third party beneficiary contract.

                 (iii) In no event may any Single Arbitrator or Tribunal grant or award punitive, exemplary, consequential or special damages, or treble damages under state or federal antitrust laws, and EACH PARTY TO THIS MASTER CONTRACT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE WITH RESPECT TO ANY DISPUTE ARBITRABLE UNDER THIS EXHIBIT G TO RECOVER PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECIAL DAMAGES, OR TREBLE DAMAGES UNDER STATE OR FEDERAL ANTITRUST LAWS.

                 (iv) Neither a Single Arbitrator nor a Tribunal may appoint experts under Rule 11.3 or fix as a cost of arbitration under Rule 15.2(b) the cost of such expert advice, unless expressly authorized to do so by the Parties to the arbitration proceeding.

ARTICLE 7.  AWARD

         7.1 Findings. With respect to any arbitration proceeding under this Exhibit G, the Single Arbitrator or Tribunal, as the case may be, must make specific, written findings of fact and conclusions of law with respect to each issue submitted by the Parties to the proceeding to the Single Arbitrator or Tribunal for resolution, unless the Parties to that proceeding otherwise agree in writing.

         7.2 Applicable Law. Single Arbitrators and Tribunals shall resolve all Disputes in accordance with the governing law specified in Section
15.1 of Exhibit A to the Master Contract.

         7.3 Binding. Any award of a Single Arbitrator or Tribunal, and the resolution and extinguishment of claims and liabilities relating to any Dispute brought under this Exhibit G, will be final, irrevocable, and binding on the Parties to such proceeding. No award of any Single Arbitrator or Tribunal shall be subject to review or appeal, except to the extent provided in the Rules and/or Arbitration Act.

         7.4 Enforcement. Judgment upon the award rendered by a Single Arbitrator or Tribunal pursuant to this Exhibit G shall be entered and enforced, if necessary, in federal or state district court in Harris County, Texas. If the federal and state district courts in Harris County,





Master Services Contract                                                Page G-5
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL

Texas have concurrent jurisdiction with respect to the entry and enforcement of an award rendered pursuant to this Exhibit G, the award shall be entered and enforced in the United States District Court for the Southern District of Texas.

ARTICLE 8.  MISCELLANEOUS

         8.1 Notice. Any notice required to be given under this Exhibit G must be in writing, addressed to the relevant Parties as indicated in Section
5.4 of the Master Contract, or to such other address as may hereafter be designated by a Party to the other Parties by notice in writing. Any such notice must be given personally, or by certified or registered mail postage fully prepaid, return receipt requested. Any notice will be deemed given and effective as of the date and time of delivery to the address set forth below, if given personally, or if given by mail, then on the date and time on which the return receipt is post marked, evidencing delivery or any inability to deliver for any reason; provided, that if the receipt is not so postmarked, then such notice will be deemed to have been given and effective five (5) days after the date of posting by the sender. Any time periods specified in this Exhibit G for any action in response to a notice shall commence running starting on the day following the day the notice triggering such time period is given and effective. For all purposes under this Exhibit G, a single notice given to the Company Representative or Contractor Representative designated in
Section 5.4 of the Master Contract shall be deemed to be notice to each entity comprising Company or Contractor, as the case may be.

         8.2 Confidentiality. The Parties agree to keep confidential all documents, briefs, testimony, transcripts, and Single Arbitrator or Tribunal decisions and awards and agree not to disclose any of the foregoing to third parties, except (i) in connection with a suit for enforcement of the award,
(ii) as required by law, court order or regulation, or (iii) when reasonably necessary to explain the terms and conditions of the award to outside attorneys, auditors, and insurers. The Parties further agree to keep confidential all offers, promises, conduct, statements, and evidence, whether oral or written, made in the course of any arbitration proceedings under this Exhibit G by any of the Parties, their agents, employees, experts, or attorneys. Such offers, promises, conduct, statements, and evidence shall be considered inadmissible under Rule 408 of the Federal Rules of Evidence and any similar state provisions, and shall be inadmissible for any purpose, including impeachment. However, evidence that is otherwise admissible shall not be rendered inadmissible as a result of its use in the arbitration.





Master Services Contract                                                Page G-6
Exhibit G -- Arbitration Procedures                                 CONFIDENTIAL

                                  APPENDIX G-1

                       Attached to and Made a Part of The
                            Master Services Contract
                               Dated May 30, 1997
               Between Conoco Inc. and TransTexas Gas Corporation


                             CPR NON-ADMINISTERED ARBITRATION RULES & COMMENTARY





Master Services Contract                                              Page G-7
Exhibit G -- Arbitration Procedures                               CONFIDENTIAL